Exhibit 2.214

ELEVENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of May 7, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”) as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add fifty-eight additional Series to be issued by the Company and to amend the terms of seven existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.                   The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 8

"Exhibit 204	–	Series Designation	#JORDANFLEER86SGC10
Exhibit 205	–	Series Designation	#TIGERTOURNAMENTSHIRTBASKET
Exhibit 206	–	Series Designation	#DUNCANPARKERGINOBILITRIPLELOGOMAN
Exhibit 207	–	Series Designation	#YAODUNCANDIRKTRIPLELOGOMAN
Exhibit 208	–	Series Designation	#MAHOMESCONTENDERSCRACKEDICE8
Exhibit 209	–	Series Designation	#JORDANLEBRONSPXDUALFORCES
Exhibit 210	–	Series Designation	#GARNETTLEBRONDUALLOGOMAN
Exhibit 211	–	Series Designation	#LEBRONMCGRADYLOGOMAN
Exhibit 212	–	Series Designation	#KOBELEBRONJORDANMAGICQUADAUTO
Exhibit 213	–	Series Designation	#CRISTIANORONALDORC1OF1
Exhibit 214	–	Series Designation	#SERENA03NETPROPSA10BASKET
Exhibit 215	–	Series Designation	#JUSTINHERBERTHIDDENTREASURERPA
Exhibit 216	–	Series Designation	#AMAREGARNETTMCGRADYTRIPLELOGOMAN
Exhibit 217	–	Series Designation	#LEBRONCREDENTIALS
Exhibit 218	–	Series Designation	#LEBRONBLACKDIAMOND
Exhibit 219	–	Series Designation	#MAHOMESBRONZEBASKET
Exhibit 220	–	Series Designation	#CURRYCHROMEREFRACTORPSA10
Exhibit 221	–	Series Designation	#KOBE96FINESTREFRACTORSBGS9.5
Exhibit 222	–	Series Designation	#TIGERSP1010
Exhibit 223	–	Series Designation	#LEBRONBOWMANREFRACTOR10
Exhibit 224	–	Series Designation	#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5
Exhibit 225	–	Series Designation	#LEBRONNUMBERPIECEBGS8.5
Exhibit 226	–	Series Designation	#MIKAN48BOWMANPSA7
Exhibit 227	–	Series Designation	#ZIONPRIZMSBLUEBGS10
Exhibit 228	–	Series Designation	#MICHAELPORTERJRBASKET
Exhibit 229	–	Series Designation	#KAWHIFLAWLESSRAINBOW
Exhibit 230	–	Series Designation	#THEROCKBUMBLEBEEPSA10
Exhibit 231	–	Series Designation	#JIMMIEFOXX1938BAT
Exhibit 232	–	Series Designation	#MANTLE57AUTOBAT
Exhibit 233	–	Series Designation	#CLEMENTE65-68BAT
Exhibit 234	–	Series Designation	#SADAHARUOHBAT
Exhibit 235	–	Series Designation	#TEDWILLIAMSTRIPLECROWNBAT
Exhibit 236	–	Series Designation	#BABERUTHBOWSOUTPHOTO
Exhibit 237	–	Series Designation	#LUKATIGER9.5
Exhibit 238	–	Series Designation	#GIANNISGOLDPRIZMPSA9
Exhibit 239	–	Series Designation	#JORDANMAGICLEBRONTRIPLEAUTOJERSEY
Exhibit 240	–	Series Designation	#UNITASPSA8
Exhibit 241	–	Series Designation	#MAHOMESNT1OF1"

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 8

2.                   Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (202), replace the “.” that appears at the end of current subsection (203) with a “;”, and to add the following immediately below subsection (203) thereof:

“(204)	–	Series Designation	#JORDANFLEER86SGC10;
(205)	–	Series Designation	#TIGERTOURNAMENTSHIRTBASKET;
(206)	–	Series Designation	#DUNCANPARKERGINOBILITRIPLELOGOMAN;
(207)	–	Series Designation	#YAODUNCANDIRKTRIPLELOGOMAN;
(208)	–	Series Designation	#MAHOMESCONTENDERSCRACKEDICE8;
(209)	–	Series Designation	#JORDANLEBRONSPXDUALFORCES;
(210)	–	Series Designation	#GARNETTLEBRONDUALLOGOMAN;
(211)	–	Series Designation	#LEBRONMCGRADYLOGOMAN;
(212)	–	Series Designation	#KOBELEBRONJORDANMAGICQUADAUTO;
(213)	–	Series Designation	#CRISTIANORONALDORC1OF1;
(214)	–	Series Designation	#SERENA03NETPROPSA10BASKET;
(215)	–	Series Designation	#JUSTINHERBERTHIDDENTREASURERPA;
(216)	–	Series Designation	#AMAREGARNETTMCGRADYTRIPLELOGOMAN;
(217)	–	Series Designation	#LEBRONCREDENTIALS;
(218)	–	Series Designation	#LEBRONBLACKDIAMOND;
(219)	–	Series Designation	#MAHOMESBRONZEBASKET;
(220)	–	Series Designation	#CURRYCHROMEREFRACTORPSA10;
(221)	–	Series Designation	#KOBE96FINESTREFRACTORSBGS9.5;
(222)	–	Series Designation	#TIGERSP1010;
(223)	–	Series Designation	#LEBRONBOWMANREFRACTOR10;
(224)	–	Series Designation	#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5;
(225)	–	Series Designation	#LEBRONNUMBERPIECEBGS8.5;
(226)	–	Series Designation	#MIKAN48BOWMANPSA7;
(227)	–	Series Designation	#ZIONPRIZMSBLUEBGS10;
(228)	–	Series Designation	#MICHAELPORTERJRBASKET;
(229)	–	Series Designation	#KAWHIFLAWLESSRAINBOW;
(230)	–	Series Designation	#THEROCKBUMBLEBEEPSA10;
(231)	–	Series Designation	#JIMMIEFOXX1938BAT;
(232)	–	Series Designation	#MANTLE57AUTOBAT;
(233)	–	Series Designation	#CLEMENTE65-68BAT;
(234)	–	Series Designation	#SADAHARUOHBAT;
(235)	–	Series Designation	#TEDWILLIAMSTRIPLECROWNBAT;
(236)	–	Series Designation	#BABERUTHBOWSOUTPHOTO;
(237)	–	Series Designation	#LUKATIGER9.5;
(238)	–	Series Designation	#GIANNISGOLDPRIZMPSA9;
(239)	–	Series Designation	#JORDANMAGICLEBRONTRIPLEAUTOJERSEY;
(240)	–	Series Designation	#UNITASPSA8; and
(241)	–	Series Designation	#MAHOMESNT1OF1."

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 8

3.                   Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-203” to “Exhibits 1-241”.

4.                   Signature blocks for each of: SERIES #JORDANFLEER86SGC10; SERIES #TIGERTOURNAMENTSHIRTBASKET; SERIES #DUNCANPARKERGINOBILITRIPLELOGOMAN; SERIES #YAODUNCANDIRKTRIPLELOGOMAN; SERIES #MAHOMESCONTENDERSCRACKEDICE8; SERIES #JORDANLEBRONSPXDUALFORCES; SERIES #GARNETTLEBRONDUALLOGOMAN; SERIES #LEBRONMCGRADYLOGOMAN; SERIES #KOBELEBRONJORDANMAGICQUADAUTO; SERIES #CRISTIANORONALDORC1OF1; SERIES #SERENA03NETPROPSA10BASKET; SERIES #JUSTINHERBERTHIDDENTREASURERPA; SERIES #AMAREGARNETTMCGRADYTRIPLELOGOMAN; SERIES #LEBRONCREDENTIALS; SERIES #LEBRONBLACKDIAMOND; SERIES #MAHOMESBRONZEBASKET; SERIES #CURRYCHROMEREFRACTORPSA10; SERIES #KOBE96FINESTREFRACTORSBGS9.5; SERIES #TIGERSP1010; SERIES #LEBRONBOWMANREFRACTOR10; SERIES #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5; SERIES #LEBRONNUMBERPIECEBGS8.5; SERIES #MIKAN48BOWMANPSA7; SERIES #ZIONPRIZMSBLUEBGS10; SERIES #MICHAELPORTERJRBASKET; SERIES #KAWHIFLAWLESSRAINBOW; SERIES #THEROCKBUMBLEBEEPSA10; SERIES #JIMMIEFOXX1938BAT; SERIES #MANTLE57AUTOBAT; SERIES #CLEMENTE65-68BAT; SERIES #SADAHARUOHBAT; SERIES #TEDWILLIAMSTRIPLECROWNBAT; SERIES #BABERUTHBOWSOUTPHOTO; SERIES #LUKATIGER9.5; SERIES #GIANNISGOLDPRIZMPSA9; SERIES #JORDANMAGICLEBRONTRIPLEAUTOJERSEY; SERIES #UNITASPSA8; and SERIES #MAHOMESNT1OF1 shall be added to the signature page(s) of the Existing Operating Agreement.

5.                   Schedules I through XXXVIII to this Amendment shall be added, respectively, as Exhibits 204 through 241 to the Existing Operating Agreement

6.                   No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

7.                   Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

8.                   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 8

SIGNATURE PAGES

TO

AMENDMENT NO. 11 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE

SPORTS ASSETS, LLC

IN WITNESS WHEREOF, this Eleventh Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Pages]

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 11 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE
SPORTS ASSETS, LLC

MANAGING MEMBER OF THE FOLLOWING
SERIES OF COLLECTABLE SPORTS ASSETS,
llc:

#LEBRONULTIMATE

#TATISBOWMANBLACKLABEL

#GIANNISGOLDIMMACULATE

#TIGERSIFORKIDS

#ANDRETHEGIANT

#MARINOMANNINGFAVREJERSEYS

#GALESAYERSJERSEY

#DICKBUTKUSJERSEY

#2000PLAYOFFCONTENDERSWAX

#TEDWILLIAMS1939PLAYBALL

#TATUMFLAWLESS10

#LEBRONEMBLEMSOFENDORSEMENT

#COBBMINTE98

#UNITAS1965JERSEY

#CHAMBERLAINHSUNIFORM

#TROUTGLOVE

#55JACKIEROBINSONPSA10

#MOOKIEBETTSGLOVE

#LEBRONBLACKREFRACTOR

#GIANNISRPA

#BRADYROOKIE

#1986WAX

#SEAVER1971PSA10

#GRETZKYOPEECHEE1979

#ZIONRPABGS9

#BANKS1954PSA9

#KOUFAX1955PSA8.5

#MANTLE1952TOPPSPSA8

#JORDAN85NIKEBASKET

#JORDANROOKIEJERSEY

#TIGERPUTTER

#MAHOMESEMERALDRPABGS9

#EMMITTSMITHMVPBASKET

#EMMITTSMITH10KJERSEY

#LAMARJACKSONBASKET

#RUTHGEHRIGBALL

#CURRYBASKET

#LEBRONROOKIE

#KAWHIBASKET

#MANTLEMINT1953

#JORDANPSA10

#LUKAROOKIE

#MAHOMESROOKIE

#MAGICBIRDDRJ

#JACKIEROBINSONAUTOBAT

#ALIWBCBELT

#ALCINDORUCLAJACKET

#MANTLE1952BOWMANPSA8

#DURANTCHROMEREFRACTORPSA10

#GIANNISIMMACULATE

#BRADYREEBOKFLAWLESS

#18-19BASKETBALLGROWTHBASKET

#TatisGoldRefractor9.5

#DurantExquisite)

#DoncicBluePSA10

#Mays1960PSA9

#Clemente1955PSA8

#Aaron1954PSA8

#BradyPlayoffContendersBasket

#ClementeWhite&GrayBasket

#FrankRobinson1957PSA9Basket

#DWadeUltimate

#JeterFoilRCBasketBGS9.5

#1964KoufaxJersey

#Clemente68Jersey

#HallOfFameBaseball

#Aaron1954PSA8.5

#BettsGoldRefractorBASKET

#AcunaGold9.5

#JordanLeBronMeloTripleLogoMan

#1969ToppsBasketballSet

#GleyberTorresOrange

#CobbVintageT206Photo

#Mays1951Photo

#RodgersPlayoffContendersGreen

#TraeYoungFlawlessBGS9

#Mays1959PSA9Basket

#YastrzemskiRC9Basket

#Koufax55PSA9

#Mays1952PSA8

#Mantle1960PSA9

#MontanaRCPSA10

#TigerSPAuthenticBGS9.5

#Mantle1956PSA8Basket

# MagicBirdDrJPSA8Basket

#RickeyHendersonRCPSA10

#MikanRCPhoto

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 11 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE
SPORTS ASSETS, LLC

#Mantle52ToppsPhoto

#NamathRCPhoto

#WiltChamberlain61PSA9

#Mantle52ToppsPSA7

#CrosbyTheCupBasket

#OvechkinTheCupBGS8.5

#JordanExquisiteBGS8

#CurryRPABGS9.5

#JordanSignedProfessionalBat

#DiMaggio1933Bat

#Ruth1916SportingNewsPSA7

#Andre&HulkWrestlingBasket

#FrankRobinson500HRBat

#MagicBirdLogoMan

#MessiRookieBasket

#ChamberlainPhilaJersey59-60

#LeBronMeloWadeTrioRC

#Mantle54BowmanBasket

#BettsBlueRefractorBasket

#JackieRobinson48Leaf7

#AliOlympicBlazer

#HonusWagnerT206A#Ruth33GoudeySGC8

#MayweatherRCPSA10

#TysonRCBGS9Basket

#Elway1984RookieCardPSA10Basket #Marino1984RookieCardBGS10Basket

#KobeReebokIversonRetros

#Mays1951Bowman7

#OzzieSmithRCBGS9.5

#PaulMolitor1978ToppsPSA10

#Mantle1968PSA9Basket

#GaryCarter1975PSA10Basket

#Mantle1966ToppsPSA9Basket

#Mantle1957ToppsPSA8.5

#WadeChromeRefractorBGS10

#DeversSuperfractor

#JoshAllenGoldBGS9.5

#Maris58ToppsPSA9

#Mantle56PSA9

#MessiMegacracks#71PSA9

#JackieRobinson53Topps8

#Mays1956GrayPSA9

#Mantle1965Topps9

#Mantle1967Topps9

#Mantle1964Topps9

#Ruth1933GoudeyRedAutographed

#Mantle1960Topps9

#Mantle1969Topps9

#SeagerOrangeRefractorBasket

#MahomesNT8.5

#LeBronChromeBGS10

#LukaRookieJersey

#Mantle51Bowman8

#MahomesImmaculate1of1

#JordanLeBronSignoftheTimes

#LeBronMeloDualLogoman

#JokicRefractor1of1

#KillebrewJersey

#LeBronWadeBoshRookieMatrix

#KawhiNT9.5

#LukaWhiteSparkle

#WadeExquisite8.5

#JordanLeBronMagicTripleSigs

#KobeAtomicRefractor

#LeBronSPXBGS9.5

#SandersPaytonPassingtheTorch

#1955ToppsBaseballSet

#LouGehrigRCPhoto

#DonovanMitchellNT9.5

#DMitchellGoldRefractorBGS9.5

#AliRookieCardBVG8

#KoufaxPSA8

#BreesFinestBasket

#KevinDurantExquisiteBGS9

#ShaqRCPSA10Basket

#TroutBowmanBasket

#SatchelPaige48LeafSGC30

#ShoelessJoeJackson1915PSA8

#1982ToppsBaseballTrayPackCase

#1909E95SGCSet

#NegroLeagueLegendaryCutsBasket

#AcunaBowman10Basket

#LukaFlawless9.5

#03ExquisiteBox

#Jordan85StarBGS8.5

#NTBBallWaxBundle

#BradyChampionshipTicket

#TroutBowmanPristine

#LBJExquisite

#Kobe96RefractorBGS9.5

#03ToppsChromeWax

#BradyBowman10

#KDToppsChrome10

#LBJKobeToppsBasket

#SotoOrangeRefractorBGS9.5

#TroutFinestSuperfractor

#MagicBirdDrJPSA9

#Jordan86FleerBGS9.5Basket

#OvechkinSPAuthBasket9.5

#Mantle1963PSA9

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 8

SIGNATURE PAGES
TO
AMENDMENT NO. 11 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE
SPORTS ASSETS, LLC

#Gretzky1979Topps9

#MessiMegacracksBGS9.5Basket

#HonusWagner1910PSA5

#Mantle1953Bowman8Basket

#Mantle1953Topps8

#Mays1957LadderBasket

#AaronDecadeBasket

#BillRussellExquisiteBGS9

#YogiBerraRCPSA9

#TraeYoungFlawlessGreenBGS9

#MagicBirdDrJ1980PSA9

#Brady2000SPXSpectrumBGS9.5

#MPJChampionshipTicket

#ErlingHaalandPSA10Basket

#JORDANFLEER86SGC10

#TIGERTOURNAMENTSHIRTBASKET

#DUNCANPARKERGINOBILITRIPLELOGOMAN

#YAODUNCANDIRKTRIPLELOGOMAN

#MAHOMESCONTENDERSCRACKEDICE8

#JORDANLEBRONSPXDUALFORCES

#GARNETTLEBRONDUALLOGOMAN

#LEBRONMCGRADYLOGOMAN

#KOBELEBRONJORDANMAGICQUADAUTO

#CRISTIANORONALDORC1OF1

#SERENA03NETPROPSA10BASKET

#JUSTINHERBERTHIDDENTREASURERPA

#AMAREGARNETTMCGRADYTRIPLELOGOMAN

#LEBRONCREDENTIALS

#LEBRONBLACKDIAMOND

#MAHOMESBRONZEBASKET

#CURRYCHROMEREFRACTORPSA10

#KOBE96FINESTREFRACTORSBGS9.5

#TIGERSP1010

#LEBRONBOWMANREFRACTOR10

#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5

#LEBRONNUMBERPIECEBGS8.5

#MIKAN48BOWMANPSA7

#ZIONPRIZMSBLUEBGS10

#MICHAELPORTERJRBASKET

#KAWHIFLAWLESSRAINBOW

#THEROCKBUMBLEBEEPSA10

#JIMMIEFOXX1938BAT

#MANTLE57AUTOBAT

#CLEMENTE65-68BAT

#SADAHARUOHBAT

#TEDWILLIAMSTRIPLECROWNBAT

#BABERUTHBOWSOUTPHOTO

#LUKATIGER9.5

#GIANNISGOLDPRIZMPSA9

#JORDANMAGICLEBRONTRIPLEAUTOJERSEY

#UNITASPSA8

#MAHOMESNT1OF1

each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 8

Schedule I to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 204

Series Designation of #JORDANFLEER86SGC10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANFLEER86SGC10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANFLEER86SGC10 with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANFLEER86SGC10 until dissolution of #JORDANFLEER86SGC10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANFLEER86SGC10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANFLEER86SGC10 through that certain Consignment Agreement dated as of April 18, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANFLEER86SGC10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANFLEER86SGC10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #JORDANFLEER86SGC10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANFLEER86SGC10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANFLEER86SGC10 sold at the Initial Offering of the #JORDANFLEER86SGC10 Interests (excluding the #JORDANFLEER86SGC10 Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 107

Other rights	Holders of #JORDANFLEER86SGC10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANFLEER86SGC10 Interests.
Officers	There shall initially be no specific officers associated with #JORDANFLEER86SGC10, although, the Managing Member may appoint Officers of #JORDANFLEER86SGC10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanFleer86SGC10

Investment Overview

•	Upon completion of the SERIES #JordanFleer86SGC10 Offering, SERIES #JordanFleer86SGC10 will purchase a Michael Jordan 1986 Fleer SGC 10 (The “Underlying Asset” with respect to SERIES #JordanFleer86SGC10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	1986-87 Fleer Jordan cards are considered by many to be the most popular, and certainly the most recognizable basketball cards ever made. In fact, many believe this is the most important modern card from any sport in the entire hobby.
•	The Jordan brand is iconic and has global reach. As such, demand for the Michael Jordan 1986 Fleer PSA 10 spans internationally, all across the world.
•	1986 Fleer cards have a distinct design highlighted by borders that are red, white and blue. A thin yellow frame holds in both the player photo and nameplate. The bottom of the card has the player’s name, team and position. The crown-style Fleer logo appears at the top of the card with a small ribbon that reads "“Premier” highlighting the fact that it’s the company’s first basketball card set.
•	1986 Fleer Michael Jordan #57 cards have broken records numerous times in 2020 and 2021, with some believing the popularity of “The Last Dance” documentary serves as a catalyst.
•	This card is one of 26 to have received a grade of 10 from SGC, with only 1 card receiving a “gold label” pristine 10 out of 2,296 total submissions.
•	VCP Pricing guide lists the most recent sale of an SGC 10 as $150,000 on 1/10/21 via PWCC on eBay.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 107

Notable Features:

The card features Michael Jordan in his famous “jumpman” pose mid-dunk

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanFleer86SGC10 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 107

Schedule II to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 205

Series Designation of #TIGERTOURNAMENTSHIRTBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERTOURNAMENTSHIRTBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERTOURNAMENTSHIRTBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERTOURNAMENTSHIRTBASKET until dissolution of #TIGERTOURNAMENTSHIRTBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TIGERTOURNAMENTSHIRTBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERTOURNAMENTSHIRTBASKET through that certain Consignment Agreement dated as of April 12, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERTOURNAMENTSHIRTBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERTOURNAMENTSHIRTBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #TIGERTOURNAMENTSHIRTBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERTOURNAMENTSHIRTBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERTOURNAMENTSHIRTBASKET sold at the Initial Offering of the #TIGERTOURNAMENTSHIRTBASKET Interests (excluding the #TIGERTOURNAMENTSHIRTBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TIGERTOURNAMENTSHIRTBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERTOURNAMENTSHIRTBASKET Interests.
Officers	There shall initially be no specific officers associated with #TIGERTOURNAMENTSHIRTBASKET, although, the Managing Member may appoint Officers of #TIGERTOURNAMENTSHIRTBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Investment Overview

•	Upon completion of the SERIES #TigerTournamentShirtBasket Offering, SERIES #TigerTournamentShirtBasket will purchase a Tiger Woods 2004 Tournament Worn and Autographed Shirt Basket (2x) (The “Underlying Asset” with respect to SERIES #TigerTournamentShirtBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.
•	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.
•	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.
•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

•	This offering contains TWO Tiger Woods Tournament Worn and Autographed Shirts.
•	The first shirt is from the 2004 Open Championship 1st round and the second shirt is from the 2004 Wachovia Championship 3rd round, tournaments in which he finished 17th and 2nd respectively.
•	Both shirts also bear the autograph of Tiger Woods.
•	Tiger woods Tournament used equipment and shirts are exceedingly rare and considered among the premier golf collectibles.
•	The most recent sales of Tiger Woods Tournament Worn and Autographed shirts are both from Heritage Auctions in August and December of 2020 for $12,600 and $9,900 respectively.
•	Since that time, Tiger Woods collectibles have seen a drastic increase in prices. Tiger Woods 2001 SP Authentic Golf PSA 10s have seen an increase from $16,630 in October of 2020 to $105,780 in April of 2021, a 536% growth over that time.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 107

Notable Features:

These Tournament Worn shirts both feature the autograph of Tiger Woods

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TigerTournamentShirtBasket going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 107

Schedule III to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 206

Series Designation of #DUNCANPARKERGINOBILITRIPLELOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DUNCANPARKERGINOBILITRIPLELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DUNCANPARKERGINOBILITRIPLELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #DUNCANPARKERGINOBILITRIPLELOGOMAN until dissolution of #DUNCANPARKERGINOBILITRIPLELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DUNCANPARKERGINOBILITRIPLELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DUNCANPARKERGINOBILITRIPLELOGOMAN through that certain Consignment Agreement dated as of April 13, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DUNCANPARKERGINOBILITRIPLELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 107

Number of #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DUNCANPARKERGINOBILITRIPLELOGOMAN sold at the Initial Offering of the #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests (excluding the #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DUNCANPARKERGINOBILITRIPLELOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #DUNCANPARKERGINOBILITRIPLELOGOMAN, although, the Managing Member may appoint Officers of #DUNCANPARKERGINOBILITRIPLELOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Investment Overview #DuncanParkerGinobiliTripleLogoman

•	Upon completion of the SERIES #DuncanParkerGinobiliTripleLogoman Offering, SERIES #DuncanParkerGinobiliTripleLogoman will purchase a Tim Duncan, Tony Parker & Manu Ginobli Triple Logoman. (The “Underlying Asset” with respect to SERIES #DuncanParkerGinobiliTripleLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, Tony Parker & Manu Ginobili, often referred to as “The Big Three”, were teammates for the Spurs from 2002 through 2016.
•	The Big Three is one of the most decorated and successful trios in NBA history, having won 575 regular season games and 126 postseason games together.
•	Tim Duncan, nicknamed “The Big Fundamental, is widely regarded as the greatest Power Forward in league history. He played all 19 of his season with the San Antonio Spurs.
•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year and 2020 Basketball Hall of Fame Inductee.
•	Tony Parker is a french-american professional basketball player who spent 17 of his 18 NBA seasons with the San Antonio Spurs.
•	Some of Parker’s career NBA achievements include 4x NBA Champion, 6x NBA All Star and 3x All-NBA Second Team. His #9 Jersey has been retired by the San Antonio Spurs.
•	Manu Ginobili is an Argentine professional basketball player who spent all 16 of his seasons in the NBA with the San Antonio Spurs.
•	Some of Ginobili’s career NBA achievements include 4x NBA Champion, 2x NBA All Star, 2x All-NBA Third Team and 2008 NBA Sixth Man of the Year. His #20 jersey has been retired by the San Antonio Spurs.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 107

Asset Description

Overview and authentication:

•	This card features autographs of Tim Duncan, Tony Parker and Manu Ginobli as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Tim Duncan, Tony Parker and Manu Ginobli as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DuncanParkerGinobiliTripleLogoman going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 107

Schedule IV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 207

Series Designation of #YAODUNCANDIRKTRIPLELOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#YAODUNCANDIRKTRIPLELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #YAODUNCANDIRKTRIPLELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #YAODUNCANDIRKTRIPLELOGOMAN until dissolution of #YAODUNCANDIRKTRIPLELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #YAODUNCANDIRKTRIPLELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #YAODUNCANDIRKTRIPLELOGOMAN through that certain Consignment Agreement dated as of April 13, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #YAODUNCANDIRKTRIPLELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #YAODUNCANDIRKTRIPLELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #YAODUNCANDIRKTRIPLELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #YAODUNCANDIRKTRIPLELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #YAODUNCANDIRKTRIPLELOGOMAN sold at the Initial Offering of the #YAODUNCANDIRKTRIPLELOGOMAN Interests (excluding the #YAODUNCANDIRKTRIPLELOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #YAODUNCANDIRKTRIPLELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #YAODUNCANDIRKTRIPLELOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #YAODUNCANDIRKTRIPLELOGOMAN, although, the Managing Member may appoint Officers of #YAODUNCANDIRKTRIPLELOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # YaoDuncanDirkTripleLogoman

Investment Overview #YaoDuncanDirkTripleLogoman

•	Upon completion of the SERIES #YaoDuncanDirkTripleLogoman Offering, SERIES #YaoDuncanDirkTripleLogoman will purchase a Yao Ming, Tim Duncan & Dirk Nowitzki Triple Logoman (The “Underlying Asset” with respect to SERIES #YaoDuncanDirkTripleLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental, is widely regarded as the greatest Power Forward in league history. He played all 19 of his season with the San Antonio Spurs.
•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year and 2020 Basketball Hall of Fame Inductee.
•	Yao Ming, known affectionately as just “Yao” and considered the greatest Chinese basketball player of all time, played 9 seasons in the NBA with the Houston Rockets.
•	Yao’s career accolades include 8 All Star appearances, 5 All-NBA Team nominations and the All-Rookie First Team. He was one of the more dominant big men of his time and was inducted into the Basketball Hall of Fame in 2016.
•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.
•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 107

Asset Description

Overview and authentication:

•	This card features autographs of Yao Ming, Tim Duncan and Dirk Nowitzki as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Yao Ming, Tim Duncan and Dirk Nowitzki as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #YaoDuncanDirkTripleLogoman going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 107

Schedule V to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 208

Series Designation of #MAHOMESCONTENDERSCRACKEDICE8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESCONTENDERSCRACKEDICE8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESCONTENDERSCRACKEDICE8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESCONTENDERSCRACKEDICE8 until dissolution of #MAHOMESCONTENDERSCRACKEDICE8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESCONTENDERSCRACKEDICE8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESCONTENDERSCRACKEDICE8 through that certain Consignment Agreement dated as of April 19, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESCONTENDERSCRACKEDICE8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESCONTENDERSCRACKEDICE8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #MAHOMESCONTENDERSCRACKEDICE8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESCONTENDERSCRACKEDICE8 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 107

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESCONTENDERSCRACKEDICE8 sold at the Initial Offering of the #MAHOMESCONTENDERSCRACKEDICE8 Interests (excluding the #MAHOMESCONTENDERSCRACKEDICE8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESCONTENDERSCRACKEDICE8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESCONTENDERSCRACKEDICE8 Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESCONTENDERSCRACKEDICE8, although, the Managing Member may appoint Officers of #MAHOMESCONTENDERSCRACKEDICE8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # MahomesContendersCrackedIce8

Investment Overview #MahomesContendersCrackedIce8

•	Upon completion of the SERIES #MahomesContendersCrackedIce8 Offering, SERIES #MahomesContendersCrackedIce8 will purchase a Patrick Mahomes 2017 Prizm Cracked Ice Autographs PSA 8 (The “Underlying Asset” with respect to SERIES #MahomesContendersCrackedIce8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.
•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.
•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.
•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 107

Asset Description

Overview and authentication:

•	Panini Contenders is one of the NFL’s high end trading card products and contains Rookie Autograph cards widely considered one of the premier rookie cards across all NFL trading card products. PWCC stated, “Surely one of Mahomes prettiest and coveted productions. Investors love the unique design and elusive print runs that these cards bring to the market”.
•	This offering contains a 2017 Contenders Rookie Autograph Cracked Ice Variation of Patrick Mahomes II in a PSA 8 grade and numbered out of 25.
•	Of the 12 submissions of this card to PSA, 3 received an 8 with 8 receiving higher grades.
•	Beautiful centering with blemish free borders and strong card stock. The fragile surfaces glow in a way special to the issue with no visual scuffs, scratches or imperfections present. Displays rich color with wonderful gloss and fabulous clarity.
•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

Notable Features:

The card is stamped “13/25” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesContendersCrackedIce8 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 107

Schedule VI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 209

Series Designation of #JORDANLEBRONSPXDUALFORCES,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANLEBRONSPXDUALFORCES, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANLEBRONSPXDUALFORCES with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANLEBRONSPXDUALFORCES until dissolution of #JORDANLEBRONSPXDUALFORCES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANLEBRONSPXDUALFORCES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANLEBRONSPXDUALFORCES through that certain Consignment Agreement dated as of April 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANLEBRONSPXDUALFORCES from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANLEBRONSPXDUALFORCES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #JORDANLEBRONSPXDUALFORCES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANLEBRONSPXDUALFORCES Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANLEBRONSPXDUALFORCES sold at the Initial Offering of the #JORDANLEBRONSPXDUALFORCES Interests (excluding the #JORDANLEBRONSPXDUALFORCES Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANLEBRONSPXDUALFORCES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANLEBRONSPXDUALFORCES Interests.
Officers	There shall initially be no specific officers associated with #JORDANLEBRONSPXDUALFORCES, although, the Managing Member may appoint Officers of #JORDANLEBRONSPXDUALFORCES from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanLeBronSPXDualForces

Investment Overview

•	Upon completion of the SERIES #JordanLeBronSPXDualForces Offering, SERIES #JordanLeBronSPXDualForces will purchase a Michael Jordan & LeBron James 2012 UD All-Time Greats SPx All-Time Dual Forces Autographs BGS 9.5 (The “Underlying Asset” with respect to SERIES #JordanLeBronSPXDualForces, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	When it comes to the NBA GOAT discussion, Michael Jordan and LeBron James are always in the thick of it, and justifiably so.
•	Jordan truthers will give M.J. the nod, noting his 6-0 record in the NBA Finals. James believers will counter with The King’s longevity and consistency.
•	Everybody can agree, however, that Jordan and James are two of the most talented, culturally-relevant athletes in professional sports history, for their work both on and off the court.

Asset Description

Overview and authentication:

•	Outstanding ink signatures of both LeBron James and Michael Jordan accompany individual portrait images of the superstars in adorning this highly desirable collectible.
•	Receiving a grade of Gem Mint 9.5 from BGS, one of 3 to have received a 9.5 with none graded higher.
•	Congratulatory text on the card's back states Upper Deck's warranty for the authenticity of the signatures, and serves as the item's COA.
•	This limited edition card is serial numbered to 5.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 107

Notable Features:

This die-cut refractor card features the autographs of both Michael Jordan and LeBron James and is numbered /5.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronSPXDualForces going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 107

Schedule VII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 210

Series Designation of #GARNETTLEBRONDUALLOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GARNETTLEBRONDUALLOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GARNETTLEBRONDUALLOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #GARNETTLEBRONDUALLOGOMAN until dissolution of #GARNETTLEBRONDUALLOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GARNETTLEBRONDUALLOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GARNETTLEBRONDUALLOGOMAN through that certain Consignment Agreement dated as of April 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GARNETTLEBRONDUALLOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GARNETTLEBRONDUALLOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,000,000.
Number of #GARNETTLEBRONDUALLOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GARNETTLEBRONDUALLOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GARNETTLEBRONDUALLOGOMAN sold at the Initial Offering of the #GARNETTLEBRONDUALLOGOMAN Interests (excluding the #GARNETTLEBRONDUALLOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GARNETTLEBRONDUALLOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GARNETTLEBRONDUALLOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #GARNETTLEBRONDUALLOGOMAN, although, the Managing Member may appoint Officers of #GARNETTLEBRONDUALLOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #GarnettLeBronDualLogoman

Investment Overview

•	Upon completion of the SERIES #GarnettLeBronDualLogoman Offering, SERIES #GarnettLeBronDualLogoman will purchase a Kevin Garnett & LeBron James Exquisite Collection Dual Logoman Autographs (The “Underlying Asset” with respect to SERIES #GarnettLeBronDualLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James and Kevin Garnett are considered some of the greatest basketball players and scorers of all-time, and two of the most successful players to jump directly from High School to the NBA.
•	LeBron James is one the greatest basketball players of all time, and certainly one of the most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.
•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Asset Description

Overview and authentication:

•	This card features autographs of LeBron James & Kevin Garnett as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 107

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from LeBron James and Kevin Garnett as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GarnettLeBronDualLogoman going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 107

Schedule VIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 211

Series Designation of #LEBRONMCGRADYLOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONMCGRADYLOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONMCGRADYLOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONMCGRADYLOGOMAN until dissolution of #LEBRONMCGRADYLOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONMCGRADYLOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONMCGRADYLOGOMAN through that certain Consignment Agreement dated as of April 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONMCGRADYLOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONMCGRADYLOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $600,000.
Number of #LEBRONMCGRADYLOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONMCGRADYLOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONMCGRADYLOGOMAN sold at the Initial Offering of the #LEBRONMCGRADYLOGOMAN Interests (excluding the #LEBRONMCGRADYLOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONMCGRADYLOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONMCGRADYLOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #LEBRONMCGRADYLOGOMAN, although, the Managing Member may appoint Officers of #LEBRONMCGRADYLOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronMcGradyLogoman

Investment Overview

•	Upon completion of the SERIES #LeBronMcGradyLogoman Offering, SERIES #LeBronMcGradyLogoman will purchase a LeBron James & Tracy McGrady 2005-06 Upper Deck Exquisite Collection Dual Logoman Autographs (The “Underlying Asset” with respect to SERIES #LeBronMcGradyLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James and Tracy McGrady are considered some of the greatest basketball players and scorers of all-time, and two of the most successful players to jump directly from High School to the NBA.
•	LeBron James is one the greatest basketball players of all time, and certainly one of the most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.
•	Tracy McGrady, a member of the 2017 Hall of Fame Induction Class, was a 7-time NBA All-Star,2-time NBA Scoring Champion, a 7-time member of the All-NBA Team, and the 2001 NBA Most Improved Player.

Asset Description

Overview and authentication:

•	This card features autographs of LeBron James & Tracy McGrady as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 107

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from LeBron James and Tracy McGrady as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronMcGradyLogoman going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 107

Schedule IX to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 212

Series Designation of #KOBELEBRONJORDANMAGICQUADAUTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBELEBRONJORDANMAGICQUADAUTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBELEBRONJORDANMAGICQUADAUTO with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBELEBRONJORDANMAGICQUADAUTO until dissolution of #KOBELEBRONJORDANMAGICQUADAUTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBELEBRONJORDANMAGICQUADAUTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBELEBRONJORDANMAGICQUADAUTO through that certain Consignment Agreement dated as of April 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBELEBRONJORDANMAGICQUADAUTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBELEBRONJORDANMAGICQUADAUTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 107

Number of #KOBELEBRONJORDANMAGICQUADAUTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBELEBRONJORDANMAGICQUADAUTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBELEBRONJORDANMAGICQUADAUTO sold at the Initial Offering of the #KOBELEBRONJORDANMAGICQUADAUTO Interests (excluding the #KOBELEBRONJORDANMAGICQUADAUTO Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBELEBRONJORDANMAGICQUADAUTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBELEBRONJORDANMAGICQUADAUTO Interests.
Officers	There shall initially be no specific officers associated with #KOBELEBRONJORDANMAGICQUADAUTO, although, the Managing Member may appoint Officers of #KOBELEBRONJORDANMAGICQUADAUTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeLeBronJordanMagicQuadAuto

Investment Overview

•	Upon completion of the SERIES #KobeLeBronJordanMagicQuadAuto Offering, SERIES #KobeLeBronJordanMagicQuadAuto will purchase a Kobe Bryant, LeBron James, Michael Jordan & Magic Johnson Upper Deck Quad Autograph (The “Underlying Asset” with respect to SERIES #KobeLeBronJordanMagicQuadAuto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.
•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 107

•	James has won three NBA Championships, three NBA Finals MVP Awards, four NBA Most Valuable Player Awards, is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.
•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), 5-time NBA Champion and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists. Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.
•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls. He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	This Upper Deck Quad Autographs card features images and bold silver ink autographs from Kobe Bryant, LeBron James, Michael Jordan and Magic Johnson set against a black background.
•	One of only 10 versions of this card produced, this offering contains card #3/10.
•	A congratulatory statement on the card's back from Upper Deck attests to the authenticity of the signatures.

Notable Features:

The card is stamped “3/10” by Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeLeBronJordanMagicQuadAuto going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 107

Schedule X to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 213

Series Designation of #CRISTIANORONALDORC1OF1,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CRISTIANORONALDORC1OF1, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CRISTIANORONALDORC1OF1 with effect from the effective date hereof and shall continue to act as the Managing Member of #CRISTIANORONALDORC1OF1 until dissolution of #CRISTIANORONALDORC1OF1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CRISTIANORONALDORC1OF1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CRISTIANORONALDORC1OF1 through that certain Consignment Agreement dated as of April 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CRISTIANORONALDORC1OF1 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CRISTIANORONALDORC1OF1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #CRISTIANORONALDORC1OF1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CRISTIANORONALDORC1OF1 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CRISTIANORONALDORC1OF1 sold at the Initial Offering of the #CRISTIANORONALDORC1OF1 Interests (excluding the #CRISTIANORONALDORC1OF1 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CRISTIANORONALDORC1OF1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CRISTIANORONALDORC1OF1 Interests.
Officers	There shall initially be no specific officers associated with #CRISTIANORONALDORC1OF1, although, the Managing Member may appoint Officers of #CRISTIANORONALDORC1OF1 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #CristianoRonaldoRC1of1

Investment Overview

•	Upon completion of the SERIES #CristianoRonaldoRC1of1 Offering, SERIES #CristianoRonaldoRC1of1 will purchase a Cristiano Ronaldo 2014 Panini Prizm World Cup Signatures 1/1 (The “Underlying Asset” with respect to SERIES #CristianoRonaldoRC1of1 , as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Cristiano Ronaldo is a Portugese professional soccer player who plays for Serie A club Juventus and captains the Portugal National team.
•	Often considered the best player in the world and widely regarded as one of the greatest players of all time, Ronaldo has won five Ballon d'Or awards and four European Golden Shoes, both of which are records for a European player.
•	He has won 31 major trophies in his career, including seven league titles, five UEFA Champions Leagues, one UEFA European Championship, and one UEFA Nations League title.
•	Ronaldo holds the records for the most goals (134) and assists (40) in the history of the UEFA Champions League. He is one of the few recorded players to have made over 1,000 professional career appearances and has scored over 770 official senior career goals for club and country. He is also the second male to score 100 international goals and the first European one to achieve the feat.

Asset Description

Overview and authentication:

•	This 2014 Panini Prizm World Cup Signatures card, autographed by Cristiano Ronaldo, is a true 1/1 and stamped accordingly by Panini on the rear of the card.
•	This 1/1 variation features a tri-color yellow, silver and green background with refractory design and blue autograph.
•	Ronaldo is portrayed in his red Portugal jersey, apparently mid-dribble.

Notable Features:

Features an autograph on the front of the card and accompanying “1 of 1” stamp on the rear of the card from Panini.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 107

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CristianoRonaldoRC1of1 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 107

Schedule XI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 214

Series Designation of #1955ToppsBaseballSet,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SERENA03NETPROPSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SERENA03NETPROPSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #SERENA03NETPROPSA10BASKET until dissolution of #SERENA03NETPROPSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SERENA03NETPROPSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SERENA03NETPROPSA10BASKET through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SERENA03NETPROPSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SERENA03NETPROPSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.
Number of #SERENA03NETPROPSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SERENA03NETPROPSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SERENA03NETPROPSA10BASKET sold at the Initial Offering of the #SERENA03NETPROPSA10BASKET Interests (excluding the #SERENA03NETPROPSA10BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #SERENA03NETPROPSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SERENA03NETPROPSA10BASKET Interests.
Officers	There shall initially be no specific officers associated with #SERENA03NETPROPSA10BASKET, although, the Managing Member may appoint Officers of #SERENA03NETPROPSA10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Serena03NetProPSA10Basket

Investment Overview

•	Upon completion of the SERIES #Serena03NetProPSA10Basket Offering, SERIES #Serena03NetProPSA10Basket will purchase a Serena Williams 2003 NetPro PSA 10 Basket (2x) (The “Underlying Asset” with respect to SERIES #Serena03NetProPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Serena Williams is widely regarded to be one of the greatest tennis players of all time.
•	She has won 23 Grand Slam singles titles, the most by any player in the Open Era. The Women's Tennis Association (WTA) ranked her world No. 1 in singles on eight separate occasions between 2002 and 2017. She reached the No. 1 ranking for the first time on July 8, 2002. On her sixth occasion, she held the ranking for 186 consecutive weeks, tying the record set by Steffi Graf.
•	She holds the most Grand Slam titles in singles, doubles, and mixed doubles combined among active players. Her 39 Grand Slam titles put her joint-third on the all-time list and second in the Open Era: 23 in singles, 14 in women's doubles, and two in mixed doubles. She is the most recent female player to have held all four Grand Slam singles titles simultaneously (2002–03 and 2014–15) and the third player to achieve this twice, after Rod Laver and Graf.
•	Williams has won 14 Grand Slam doubles titles, all with her sister Venus, and the pair are unbeaten in Grand Slam doubles finals. As a team, she and Venus have the third most women's doubles Grand Slam titles. Williams is also a five-time winner of the WTA Tour Championships in the singles division. She has also won four Olympic gold medals, one in women's singles and three in women's doubles—an all-time record shared with her sister, Venus.

Asset Description

Overview and authentication:

•	This offering contains TWO 2003 Serena Williams NetPro Elite 2000 Rookie Cards, both graded PSA 10.
•	This card is widely considered to be the premier Serena Williams rookie card.
•	Of the 193 submissions to PSA, 121 received a grade of PSA 10.
•	The two most recent sales for a single PSA 10, according to eBay, were $7,500 on April 23rd and $7,900 on March 22nd.

Notable Features:

Features an image of Serena Williams about to toss a ball and serve.

Notable Defects:

 There are none.

Depreciation

 The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Serena03NetProPSA10Basket going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 107

Schedule XII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 215

Series Designation of #JUSTINHERBERTHIDDENTREASURERPA,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JUSTINHERBERTHIDDENTREASURERPA, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JUSTINHERBERTHIDDENTREASURERPA with effect from the effective date hereof and shall continue to act as the Managing Member of #JUSTINHERBERTHIDDENTREASURERPA until dissolution of #JUSTINHERBERTHIDDENTREASURERPA pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JUSTINHERBERTHIDDENTREASURERPA shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JUSTINHERBERTHIDDENTREASURERPA through that certain Consignment Agreement dated as of April 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JUSTINHERBERTHIDDENTREASURERPA from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JUSTINHERBERTHIDDENTREASURERPA Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 107

Number of #JUSTINHERBERTHIDDENTREASURERPA Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JUSTINHERBERTHIDDENTREASURERPA Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JUSTINHERBERTHIDDENTREASURERPA sold at the Initial Offering of the #JUSTINHERBERTHIDDENTREASURERPA Interests (excluding the #JUSTINHERBERTHIDDENTREASURERPA Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JUSTINHERBERTHIDDENTREASURERPA Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JUSTINHERBERTHIDDENTREASURERPA Interests.
Officers	There shall initially be no specific officers associated with #JUSTINHERBERTHIDDENTREASURERPA, although, the Managing Member may appoint Officers of #JUSTINHERBERTHIDDENTREASURERPA from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JustinHerbertHiddenTreasureRPA

Investment Overview

•	Upon completion of the SERIES #JustinHerbertHiddenTreasureRPA Offering, SERIES #JustinHerbertHiddenTreasureRPA will purchase a Justin Herbert 2020 National Treasures Hidden Treasures RPA /5 BGS 9 (The “Underlying Asset” with respect to SERIES #JustinHerbertHiddenTreasureRPA, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Justin Herbert is an American football quarterback for the Los Angeles Chargers. He played college football for the Oregon Ducks, where he won the 2019 PAC-12 Championship and was named MVP of the 2020 Rose Bowl. He was selected by the Chargers sixth overall in the 2020 NFL Draft.
•	Herbert set several rookie statistical records, including the most touchdown passes and the most 300-yard games, and was named the AP NFL Offensive Rookie of the Year. He also threw for over 4,000 yards on the season, becoming only the fourth rookie quarterback to achieve the feat.

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.”
•	National Treasures Football is widely considered one of the premier NFL Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.
•	Featuring both an autograph and an incredibly rare four patch of jersey, this card is numbered 3/5 and graded 9 by BGS with a bold 10 autograph. This is the ONLY version of the Hidden Treasure /5 variation to have been graded by BGS at the time of writing, making this a true POP 1.

Notable Features:

•	The card features Herbert in his Chargers jersey. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Panini’s COA.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #JustinHerbertHiddenTreasureRPA going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 107

Schedule XIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 216

Series Designation of #AMAREGARNETTMCGRADYTRIPLELOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AMAREGARNETTMCGRADYTRIPLELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AMAREGARNETTMCGRADYTRIPLELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #AMAREGARNETTMCGRADYTRIPLELOGOMAN until dissolution of #AMAREGARNETTMCGRADYTRIPLELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AMAREGARNETTMCGRADYTRIPLELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AMAREGARNETTMCGRADYTRIPLELOGOMAN through that certain Consignment Agreement dated as of April 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AMAREGARNETTMCGRADYTRIPLELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 107

Number of #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AMAREGARNETTMCGRADYTRIPLELOGOMAN sold at the Initial Offering of the #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests (excluding the #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AMAREGARNETTMCGRADYTRIPLELOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #AMAREGARNETTMCGRADYTRIPLELOGOMAN, although, the Managing Member may appoint Officers of #AMAREGARNETTMCGRADYTRIPLELOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #AmareGarnettMcGradyTripleLogoman

Investment Overview

•	Upon completion of the SERIES #AmareGarnettMcGradyTripleLogoman Offering, SERIES #AmareGarnettMcGradyTripleLogoman will purchase a Amare Stoudemire, Kevin Garnett & Tracy McGrady 2004-05 Upper Deck Exquisite Collection Triple Logoman (The “Underlying Asset” with respect to SERIES #AmareGarnettMcGradyTripleLogoman, as applicable), the specifications of which are set forth below.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 107

Athlete(s) Overview:

•	Amare Stoudemire, is an American-Israeli professional basketball coach and former player. He currently serves as player development assistant for the Brooklyn Nets of the National Basketball Association. He won the NBA Rookie of the Year Award in 2003 with the Phoenix Suns, who selected him with the ninth overall pick of the 2002 NBA draft. He made six appearances in the NBA All-Star Game and was named to the All-NBA Team five times, including one first-team selection in 2007.
•	Tracy McGrady, a member of the 2017 Hall of Fame Induction Class, was a 7-time NBA All-Star,2-time NBA Scoring Champion, a 7-time member of the All-NBA Team, and the 2001 NBA Most Improved Player.
•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Asset Description

Overview and authentication:

•	This card features the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”) of Amare Stoudemire, Kevin Garnett and Tracy McGrady.
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches from Amare Stoudemire, Kevin Garnett and Tracy McGrady as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AmareGarnettMcGradyTripleLogoman going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 107

Schedule XIV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 217

Series Designation of #LEBRONCREDENTIALS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONCREDENTIALS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONCREDENTIALS with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONCREDENTIALS until dissolution of #LEBRONCREDENTIALS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONCREDENTIALS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONCREDENTIALS through that certain Consignment Agreement dated as of April 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONCREDENTIALS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONCREDENTIALS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #LEBRONCREDENTIALS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONCREDENTIALS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONCREDENTIALS sold at the Initial Offering of the #LEBRONCREDENTIALS Interests (excluding the #LEBRONCREDENTIALS Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 107

Other rights	Holders of #LEBRONCREDENTIALS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONCREDENTIALS Interests.
Officers	There shall initially be no specific officers associated with #LEBRONCREDENTIALS, although, the Managing Member may appoint Officers of #LEBRONCREDENTIALS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronCredentials

Investment Overview

•	Upon completion of the SERIES #LeBronCredentials Offering, SERIES #LeBronCredentials will purchase a LeBron James 2003-04 Credentials Now /102 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronCredentials, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “A visually striking and seldom-offered Rookie Card. This sought-after portrayal of the future Hall of Famer delivers an impressive, unforgettable presentation. The image of the young Cavaliers superstar seems to come alive for the viewer, as the kinetic figure appears barely restrained from escaping the confines of the creatively designed card's partially transparent, physical dimensions.”
•	Graded a 9.5 by BGS (with subgrades of 10, 10, 9.5 and 9), this card is one of 21 to have received a 9.5 out of the 90 submitted examples, and one of only TWO to have received a pair of 10 subgrades.

Notable Features:

Features an image of LeBron in a red Cavaliers uniform mid-dribble. Stamped with serial number 078/102.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronCredentials going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 107

Schedule XV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 218

Series Designation of #LEBRONBLACKDIAMOND,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONBLACKDIAMOND, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONBLACKDIAMOND with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONBLACKDIAMOND until dissolution of #LEBRONBLACKDIAMOND pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONBLACKDIAMOND shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONBLACKDIAMOND through that certain Consignment Agreement dated as of April 30, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONBLACKDIAMOND from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONBLACKDIAMOND Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #LEBRONBLACKDIAMOND Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONBLACKDIAMOND Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONBLACKDIAMOND sold at the Initial Offering of the #LEBRONBLACKDIAMOND Interests (excluding the #LEBRONBLACKDIAMOND Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONBLACKDIAMOND Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONBLACKDIAMOND Interests.
Officers	There shall initially be no specific officers associated with #LEBRONBLACKDIAMOND, although, the Managing Member may appoint Officers of #LEBRONBLACKDIAMOND from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # LeBronBlackDiamond

Investment Overview #LeBronBlackDiamond

•	Upon completion of the SERIES #LeBronBlackDiamond Offering, SERIES #LeBronBlackDiamond will purchase a LeBron James 2003-04 Upper Deck Black Diamond Rainbow /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronBlackDiamond, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	According to Goldin Auctions, “This LeBron James Rookie Card projects the highest levels of physical enchantment and emotional resonance. The current market for the most elite LeBron James commemoratives places the selling prices for items of this caliber at persistently rising levels, and this piece's superior attributes merit serious consideration.”
•	“The card's BGS condition report: Centering: 10, Corners: 9.5, Edges: 9.5, Surface: 9.5. The exclusive, limited-edition piece is serial-numbered "03/10." A super-premium, debut-year collectible of an indomitable competitor, in Gem Mint condition.”
•	The most recent sale of this card was via Goldin Auctions for $57,600 on January 31st of 2021.

Notable Features:

Features image of LeBron James mid-dunk. Serial numbered 03/10.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronBlackDiamond going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 107

Schedule XVI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 219

Series Designation of #MAHOMESBRONZEBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESBRONZEBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESBRONZEBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESBRONZEBASKET until dissolution of #MAHOMESBRONZEBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESBRONZEBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESBRONZEBASKET through that certain Consignment Agreement dated as of April 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESBRONZEBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESBRONZEBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #MAHOMESBRONZEBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESBRONZEBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESBRONZEBASKET sold at the Initial Offering of the #MAHOMESBRONZEBASKET Interests (excluding the #MAHOMESBRONZEBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESBRONZEBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESBRONZEBASKET Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESBRONZEBASKET, although, the Managing Member may appoint Officers of #MAHOMESBRONZEBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MahomesBronzeBasket

Investment Overview

•	Upon completion of the SERIES #MahomesBronzeBasket Offering, SERIES #MahomesBronzeBasket will purchase a Patrick Mahomes 2017 Prizm Bronze Stars /6 Basket BGS 9 (2x) (The “Underlying Asset” with respect to SERIES #MahomesBronzeBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.
•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.
•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.
•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	The offering contains TWO 2017 Panini Prizm Patrick Mahomes Bronze Star Refractor with grades of BGS 9.
•	The Bronze Star Refractor Prizm is one of the most sought after variations, inserted as “super short print” in First Off The Line boxes.
•	There are SIX total Bronze Star Refractors, although they are not serial numbered.
•	These BGS 9s are 2 of the 3 to have received that grade, with none graded higher out of 9 submissions.

Notable Features:

•	The card features Mahomes in his Chiefs jersey with a “bronze stars” refractor finish.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesBronzeBasket going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 107

Schedule XVII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 220

Series Designation of #CURRYCHROMEREFRACTORPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CURRYCHROMEREFRACTORPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CURRYCHROMEREFRACTORPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #CURRYCHROMEREFRACTORPSA10 until dissolution of #CURRYCHROMEREFRACTORPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CURRYCHROMEREFRACTORPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CURRYCHROMEREFRACTORPSA10 through that certain Consignment Agreement dated as of May 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CURRYCHROMEREFRACTORPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CURRYCHROMEREFRACTORPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #CURRYCHROMEREFRACTORPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CURRYCHROMEREFRACTORPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CURRYCHROMEREFRACTORPSA10 sold at the Initial Offering of the #CURRYCHROMEREFRACTORPSA10 Interests (excluding the #CURRYCHROMEREFRACTORPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CURRYCHROMEREFRACTORPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CURRYCHROMEREFRACTORPSA10 Interests.
Officers	There shall initially be no specific officers associated with #CURRYCHROMEREFRACTORPSA10, although, the Managing Member may appoint Officers of #CURRYCHROMEREFRACTORPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #CurryChromeRefractorPSA10

Investment Overview

•	Upon completion of the SERIES #CurryChromeRefractorPSA10 Offering, SERIES #CurryChromeRefractorPSA10 will purchase a Curry Chrome Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #CurryChromeRefractorPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.
•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.
•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.
•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	Goldin Auctions stated, “the ultimate first-year tribute to the superstar who's won his sport's biggest prize …(Curry) has taken his franchise to new heights of success and esteem.”
•	Topps Chrome is considered to be one of the flagship NBA products, with Refractor inserts being especially sought after among collectors.
•	This Chrome Refractor is graded 10 by PSA and stamped with a serial number out of 500, making this a true limited piece.

•	Of the 77 examples graded by PSA, only 29 received a grade of 10.
•	CardLadder tracks the most recent sale of a PSA 10 Refractor as $136,530 on 4/24/21.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 107

Notable Features:

•	The card features a grinning portrait of Curry in a white Warriors warmup and a stamped serial number out of 500.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #CurryChromeRefractorPSA10 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 107

Schedule XVIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 221

Series Designation of #KOBE96FINESTREFRACTORSBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBE96FINESTREFRACTORSBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBE96FINESTREFRACTORSBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBE96FINESTREFRACTORSBGS9.5 until dissolution of #KOBE96FINESTREFRACTORSBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBE96FINESTREFRACTORSBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBE96FINESTREFRACTORSBGS9.5 through that certain Consignment Agreement dated as of May 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBE96FINESTREFRACTORSBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBE96FINESTREFRACTORSBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KOBE96FINESTREFRACTORSBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBE96FINESTREFRACTORSBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBE96FINESTREFRACTORSBGS9.5 sold at the Initial Offering of the #KOBE96FINESTREFRACTORSBGS9.5 Interests (excluding the #KOBE96FINESTREFRACTORSBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBE96FINESTREFRACTORSBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBE96FINESTREFRACTORSBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #KOBE96FINESTREFRACTORSBGS9.5, although, the Managing Member may appoint Officers of #KOBE96FINESTREFRACTORSBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Kobe96FinestRefractorsBGS9.5

Investment Overview

•	Upon completion of the SERIES #Kobe96FinestRefractorsBGS9.5 Offering, SERIES #Kobe96FinestRefractorsBGS9.5 will purchase a Kobe Bryant 1996 Topps Finest Refractors BGS 9.5 (The “Underlying Asset” with respect to SERIES #Kobe96FinestRefractorsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	A Hall of Famer, in a Topps Rookie Card appearance, Kobe Bryant shines on this Topps Finest Refractor “Heirs” debut-year collectible. Bryant, the 13th pick in the 1996 NBA Draft out of Lower Merion High School, is pictured twisting his back to the viewer in his gold Lakers home uniform.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 107

•	Graded a 9.5 by BGS, this card is considered a “True Gem Plus Plus” with TWO 9.5 subgrades and TWO 10 subgrades. Of the 187 total submissions 42 received a 9.5 grade with 5 receiving an overall grade of 10.
•	Of the 42 to have received a 9.5, this card represents one of the THREE to have received a “True Gem Plus Plus” designation.
•	CardLadder tracks the most recent sale of this card in a 9.5 without coating as $44,280 on 4/06/21 via Goldin Auctions. Important to note the example referred to had FOUR 9.5 subgrades, while the card contained in this offering received TWO 9.5 subgrades and TWO 10 subgrades.

Notable Features:

•	The card features Kobe in a yellow Lakers jersey, set against a gold refractor background, in mid-reverse dunk.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Kobe96FinestRefractorsBGS9.5 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 107

Schedule XIX to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 222

Series Designation of #TIGERSP1010,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERSP1010, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERSP1010 with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERSP1010 until dissolution of #TIGERSP1010 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TIGERSP1010 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERSP1010 through that certain Consignment Agreement dated as of May 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERSP1010 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERSP1010 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #TIGERSP1010 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERSP1010 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERSP1010 sold at the Initial Offering of the #TIGERSP1010 Interests (excluding the #TIGERSP1010 Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 107

Other rights	Holders of #TIGERSP1010 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERSP1010 Interests.
Officers	There shall initially be no specific officers associated with #TIGERSP1010, although, the Managing Member may appoint Officers of #TIGERSP1010 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # TigerSP1010

Investment Overview #TigerSP1010

•	Upon completion of the SERIES #TigerSP1010 Offering, SERIES #TigerSP1010 will purchase a Tiger Woods 2001 SP Authentic Golf Authentic Stars Autogaphs PSA 10/10 (The “Underlying Asset” with respect to SERIES #TigerSP1010, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.
•	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.
•	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.
•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

•	According to Goldin Auctions, this card represents “A triumphant portrait of Tiger Woods graces the front of this SP Authentic “Authentic Stars” collectible. The incomparable star, pictured at a slight angle as he watches the flight of his ball, is a 15-time major tournament winner and easily the most famous golfer of all-time.”
•	Woods has signed this clean card in brilliant blue ink, placing his signature in a prime position on the card’s front.
•	A statement on the card’s back by Upper Deck attests to the authenticity of the signature, and serves as the item’s COA. The limited-edition piece is serial-numbered “396/900.”
•	Graded Gem Mint 10 by PSA, this card also features an autograph grade of 10 making it exceedingly rare and a POP 38 out of the 353 submissions to PSA.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 107

Notable Features:

•	The card features Tiger Woods in a Nike polo, club in hand, seemingly finishing a chip shot. A congratulatory statement on the card's back attests to the authenticity of the signature, and serves as Upper Deck’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #TigerSP1010 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 107

Schedule XX to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 223

Series Designation of #LEBRONBOWMANREFRACTOR10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONBOWMANREFRACTOR10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONBOWMANREFRACTOR10 with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONBOWMANREFRACTOR10 until dissolution of #LEBRONBOWMANREFRACTOR10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONBOWMANREFRACTOR10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONBOWMANREFRACTOR10 through that certain Consignment Agreement dated as of May 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONBOWMANREFRACTOR10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONBOWMANREFRACTOR10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #LEBRONBOWMANREFRACTOR10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONBOWMANREFRACTOR10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONBOWMANREFRACTOR10 sold at the Initial Offering of the #LEBRONBOWMANREFRACTOR10 Interests (excluding the #LEBRONBOWMANREFRACTOR10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONBOWMANREFRACTOR10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONBOWMANREFRACTOR10 Interests.
Officers	There shall initially be no specific officers associated with #LEBRONBOWMANREFRACTOR10, although, the Managing Member may appoint Officers of #LEBRONBOWMANREFRACTOR10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronBowmanRefractor10

Investment Overview #LeBronBowmanRefractor10

•	Upon completion of the SERIES #LeBronBowmanRefractor10 Offering, SERIES #LeBronBowmanRefractor10 will purchase a LeBron Bowman Refractor 10 (The “Underlying Asset” with respect to SERIES #LeBronBowmanRefractor10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “This is the avidly sought-after, parallel version of the 4-time NBA Champion's Rookie Card... A marvel of trading card design, this portrayal enthusiastically highlights the debut of an inimitable superstar... Here's a spectacular and elusive first-year commemorative of the future Hall of Famer.”
•	Of the 62 submissions to PSA, only 17 have received a grade of 10, placing this card in the top 30% of graded examples.
•	A PSA 10 most recently sold via Goldin Auctions on 1/31/21 for $121,200

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 107

Notable Features:

Features a smiling image of LeBron in a red Cavaliers uniform holding the ball on his right hip. Stamped with a serial number /300.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronBowmanRefractor10 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 107

Schedule XXI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 224

Series Designation of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 until dissolution of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 through that certain Consignment Agreement dated as of April 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 107

Number of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 sold at the Initial Offering of the #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests (excluding the #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5, although, the Managing Member may appoint Officers of #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeBryantEssentialCredentialsBGS9.5

Investment Overview

•	Upon completion of the SERIES #KobeBryantEssentialCredentialsBGS9.5 Offering, SERIES #KobeBryantEssentialCredentialsBGS9.5 will purchase a Kobe Bryant 2003 -04 Essential Credentials Future BGS 9.5 (The “Underlying Asset” with respect to SERIES #KobeBryantEssentialCredentialsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 107

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Goldin Auctions wrote, “This attention-grabbing collectible displays the superstar within a design motif dominated by luminous gold.”
•	Graded a 9.5 by BGS, this card is one of 13 to have received that grade out of 23 total submissions with only 1 graded higher.
•	Stamped with a serial number out of 94, this offering is one of the rarest and most sought after Kobe inserts.

Notable Features:

•	The card features Kobe in his yellow #8 Lakers jersey set against a gold background and stamped with a serial number out of 94.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #KobeBryantEssentialCredentialsBGS9.5 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 107

Schedule XXII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 225

Series Designation of #LEBRONNUMBERPIECEBGS8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONNUMBERPIECEBGS8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONNUMBERPIECEBGS8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONNUMBERPIECEBGS8.5 until dissolution of #LEBRONNUMBERPIECEBGS8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONNUMBERPIECEBGS8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONNUMBERPIECEBGS8.5 through that certain Consignment Agreement dated as of April 26. 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONNUMBERPIECEBGS8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONNUMBERPIECEBGS8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #LEBRONNUMBERPIECEBGS8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONNUMBERPIECEBGS8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONNUMBERPIECEBGS8.5 sold at the Initial Offering of the #LEBRONNUMBERPIECEBGS8.5 Interests (excluding the #LEBRONNUMBERPIECEBGS8.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONNUMBERPIECEBGS8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONNUMBERPIECEBGS8.5 Interests.
Officers	There shall initially be no specific officers associated with #LEBRONNUMBERPIECEBGS8.5, although, the Managing Member may appoint Officers of #LEBRONNUMBERPIECEBGS8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronNumberPieceBGS8.5

Investment Overview

•	Upon completion of the SERIES #LeBronNumberPieceBGS8.5 Offering, SERIES #LeBronNumberPieceBGS8.5 will purchase a LeBron James 2007-08 Upper Deck Exquisite Collection Number Pieces /23 BGS 8.5 (The “Underlying Asset” with respect to SERIES #LeBronNumberPieceBGS8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	According to PWCC, this card is an “Incredibly popular and important Exquisite Collection Number Pieces...it features 'The King' in a superb in-action pose with a beautiful '23' jersey patch embedded within the card to his right.”
•	Graded an 8.5 by BGS, this card is one of 8 to receive that grade out of 14 total submissions with only 2 cards receiving a higher grade of 9.
•	The patch contained is a two color example and the autograph is a nice solid blue, receiving a grade of 10.
•	PWCC went on to say, “with only 23 copies in existence; it's safe to say that demand for this card far exceeds supply. Easily one of the best investment pieces in today's market and a fine-art equivalent which will command tons of attention on the public market.”

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 107

Notable Features:

•	The card features LeBron in his white Cavaliers jersey, mid-dunk. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronNumberPieceBGS8.5 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 107

Schedule XXIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 226

Series Designation of #MIKAN48BOWMANPSA7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MIKAN48BOWMANPSA7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MIKAN48BOWMANPSA7 with effect from the effective date hereof and shall continue to act as the Managing Member of #MIKAN48BOWMANPSA7 until dissolution of #MIKAN48BOWMANPSA7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MIKAN48BOWMANPSA7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MIKAN48BOWMANPSA7 through that certain Consignment Agreement dated as of April 27, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MIKAN48BOWMANPSA7 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MIKAN48BOWMANPSA7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #MIKAN48BOWMANPSA7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MIKAN48BOWMANPSA7 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MIKAN48BOWMANPSA7 sold at the Initial Offering of the #MIKAN48BOWMANPSA7 Interests (excluding the #MIKAN48BOWMANPSA7 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MIKAN48BOWMANPSA7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MIKAN48BOWMANPSA7 Interests.
Officers	There shall initially be no specific officers associated with #MIKAN48BOWMANPSA7, although, the Managing Member may appoint Officers of #MIKAN48BOWMANPSA7 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Mikan48BowmanPSA7

Investment Overview

•	Upon completion of the SERIES #Mikan48BowmanPSA7 Offering, SERIES #Mikan48BowmanPSA7 will purchase a George Mikan 1948 Bowman PSA 7 (The “Underlying Asset” with respect to SERIES #Mikan48BowmanPSA7, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

Also known as “Mr. Basketball”, George Mikan is seen as one of the greatest basketball players of all time.

•	Mikan was a 3x NBA Scoring Champ, 4x NBA All-Star, 6x All-NBA First Team, 7x NBA/NBL/BAA Champ as well as MVP of the NBL in 1948.
•	After his playing career, Mikan became one of the founders of the ABA and served as commissioner of the league and was inducted into the Hall of Fame in 1959.
•	Mikan was named to the 25th and 35th NBA Anniversary Teams and was elected one of the 50 greatest players in NBA history in 1996.
•	Mikan is recognized as one of the earliest players who permanently changed the game of basketball. He was also one of his sport's first true superstars, as well as the game's trail-blazing "big man" – an athlete who towered over his opponents.

Asset Description

Overview and authentication:

•	According to Goldin Auctions, “Ownership of a high-quality '48 Bowman Mikan is the ultimate aspiration of virtually all basketball card collectors! In addition to his placement on a very scarce, "High Number" card in the modern era's most prized and important series.”
•	Set against a bold blue background, this image of George Mikan in his white Lakers jersey, is one of the most recognizable in all of basketball.
•	PWCC states, “This card measures approximately 21/16 by 2½ and, like most 1948 Bowmans, is often found off-center with toning along the edges, making it tough to locate in high-grade. The cards are also found hand-cut as some uncut sheets made their way into the hobby years ago.”
•	Of the 312 submissions to PSA, 41 have received a grade of PSA 7 with 28 receiving higher grades.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 107

Notable Features:

•	The card features Leonard in his Spurs jersey. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components and serves as Panini’s COA.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Mikan48BowmanPSA7 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 107

Schedule XXIV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 227

Series Designation of #ZIONPRIZMSBLUEBGS10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ZIONPRIZMSBLUEBGS10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ZIONPRIZMSBLUEBGS10 with effect from the effective date hereof and shall continue to act as the Managing Member of #ZIONPRIZMSBLUEBGS10 until dissolution of #ZIONPRIZMSBLUEBGS10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ZIONPRIZMSBLUEBGS10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ZIONPRIZMSBLUEBGS10 through that certain Consignment Agreement dated as of April 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ZIONPRIZMSBLUEBGS10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ZIONPRIZMSBLUEBGS10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #ZIONPRIZMSBLUEBGS10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ZIONPRIZMSBLUEBGS10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ZIONPRIZMSBLUEBGS10 sold at the Initial Offering of the #ZIONPRIZMSBLUEBGS10 Interests (excluding the #ZIONPRIZMSBLUEBGS10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ZIONPRIZMSBLUEBGS10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ZIONPRIZMSBLUEBGS10 Interests.
Officers	There shall initially be no specific officers associated with #ZIONPRIZMSBLUEBGS10, although, the Managing Member may appoint Officers of #ZIONPRIZMSBLUEBGS10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # ZionPrizmsBlueBGS10

Investment Overview #ZionPrizmsBlueBGS10

•	Upon completion of the SERIES #ZionPrizmsBlueBGS10 Offering, SERIES #ZionPrizmsBlueBGS10 will purchase a Zion Williamson 2019 Panini Prizm Blue Refractor BGS 10 (The “Underlying Asset” with respect to SERIES #ZionPrizmsBlueBGS10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Zion Williamson came into the NBA as one of the most anticipated prospects in history, going 1st overall to the Pelicans in the 2019 draft. He went on to be named to the All-Rookie Team in his first season and his first All-Star Team in his second season.
•	In his freshman and only season with Duke, Williamson was named ACC Player of the Year, ACC Athlete of the Year and ACC Rookie of the Year.
•	Following a dominant freshman-year stint with the Duke Blue Devils, Williamson was selected by the Pelicans with the first overall pick in the 2019 NBA draft. He was named to the NBA All-Rookie First Team in 2020. In 2021, he became the 4th youngest NBA player to be selected to an All-Star game.

Asset Description

Overview and authentication:

•	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.
•	With multiple numbered color variations inserted into the set, the Blue refractor (/199) is among the most sought after by collectors.
•	Receiving the rare grade of Pristine 10 from BGS, this card is one of 13 to have received that grade out of 118 submissions. Two of the 118 received a perfect 10 Black Label.
•	CardLadder tracks the average of the last 4 sales of a Blue Refractor in a 9.5 grade as $11,750 with a starting price of $7,400 on 3/23/21 and most recently a price of $12,500 on 4/11/21 for a growth of 68.92%.

Notable Features:

•	The card features Williamson in his Pelicans jersey mid-two handed dunk.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 107

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #ZionPrizmsBlueBGS10 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 107

Schedule XXV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 228

Series Designation of #MICHAELPORTERJRBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MICHAELPORTERJRBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 7, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MICHAELPORTERJRBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MICHAELPORTERJRBASKET until dissolution of #MICHAELPORTERJRBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MICHAELPORTERJRBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MICHAELPORTERJRBASKET through that certain Consignment Agreement dated as of April 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MICHAELPORTERJRBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MICHAELPORTERJRBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #MICHAELPORTERJRBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MICHAELPORTERJRBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MICHAELPORTERJRBASKET sold at the Initial Offering of the #MICHAELPORTERJRBASKET Interests (excluding the #MICHAELPORTERJRBASKET Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 107

Other rights	Holders of #MICHAELPORTERJRBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MICHAELPORTERJRBASKET Interests.

Officers	There shall initially be no specific officers associated with #MICHAELPORTERJRBASKET, although, the Managing Member may appoint Officers of #MICHAELPORTERJRBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # MichaelPorterJrBasket

Investment Overview #MichaelPorterJrBasket

•	Upon completion of the SERIES #MichaelPorterJrBasket Offering, SERIES #MichaelPorterJrBasket will purchase a Michael Porter Jr. 2018-19 Panini Prizm Fast Break Rookie Autographs Black & Michael Porter Jr. 2018 Panini Prizm Pink Pulsar PSA 10. (The “Underlying Asset” with respect to SERIES #MichaelPorterJrBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Michael Porter Jr., nicknamed “MPJ”, is considered one of the more promising young basketball players in the game today, currently only 22 years old and in the midst of a breakout season.
•	In 2017 he was named the National High School Player of the Year.
•	After missing his rookie season due to a back injury, MPJ averaged 9 points and 5 rebounds over the course of the Covid-19 affected season.
•	This year, in his first full uninterrupted season, he is averaging 17 points, 8 rebounds and 1 assist per game. This represents a MARKED improvement from his first season.

Asset Description

Overview and authentication:

•	This offering contains TWO Michael Porter Jr Rookie Cards, 2018-19 Panini Prizm Fast Break Rookie Autographs Black and 2018-19 Panini Prizm Pink Pulsar both in PSA 10 grades.
•	Pink Pulsars are serial numbered out of 42 and the Fast Break Black is a true 1/1 and numbered as such.
•	While both of these cards are highly sought after and rare, it is important to note the Black 1/1 is on the very short list of best overall rookie cards across all products for Michael Porter Jr.
•	Of the 18 Pink Pulsar submissions to PSA, this offering contains 1 of 12 have received a grade of PSA 10.
•	As it is a true 1/1, this offering contains the ONLY copy of the Fast Break Autographs Black Refractor. It too received a grade of PSA 10.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 107

Notable Features:

•	These cards feature Porter Jr in his Nuggets jersey. A congratulatory statement on the Autographed card's back attests to the authenticity of the signature, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MichaelPorterJrBasket going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 107

Schedule XXVI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 229

Series Designation of #KAWHIFLAWLESSRAINBOW,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KAWHIFLAWLESSRAINBOW, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 7, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KAWHIFLAWLESSRAINBOW with effect from the effective date hereof and shall continue to act as the Managing Member of #KAWHIFLAWLESSRAINBOW until dissolution of #KAWHIFLAWLESSRAINBOW pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KAWHIFLAWLESSRAINBOW shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KAWHIFLAWLESSRAINBOW through that certain Consignment Agreement dated as of May 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KAWHIFLAWLESSRAINBOW from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KAWHIFLAWLESSRAINBOW Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Number of #KAWHIFLAWLESSRAINBOW Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KAWHIFLAWLESSRAINBOW Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KAWHIFLAWLESSRAINBOW sold at the Initial Offering of the #KAWHIFLAWLESSRAINBOW Interests (excluding the #KAWHIFLAWLESSRAINBOW Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 107

Other rights	Holders of #KAWHIFLAWLESSRAINBOW Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KAWHIFLAWLESSRAINBOW Interests.

Officers	There shall initially be no specific officers associated with #KAWHIFLAWLESSRAINBOW, although, the Managing Member may appoint Officers of #KAWHIFLAWLESSRAINBOW from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # KawhiFlawlessRainbow

Investment Overview #KawhiFlawlessRainbow

•	Upon completion of the SERIES #KawhiFlawlessRainbow Offering, SERIES #KawhiFlawlessRainbow will purchase a Kawhi Leonard 2012-13 Panini Flawless Rookie Autographs Rainbow (/5, /10, /15 & /25) (The “Underlying Asset” with respect to SERIES #KawhiFlawlessRainbow, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kawhi Leonard, nicknamed “the Claw” or “Klaw”, is among the top players in the game today.
•	A two-time NBA Champion and finals MVP, Kawhi has been named to five NBA All-Star teams including an All-Star Game MVP, four All-NBA Teams, 6 NBA All-Defense teams and the NBA All-Rookie team.
•	He has won the NBA Defensive Player of the year twice and was named the AP Athlete of the Year in 2019.

Asset Description

Overview and authentication:

•	Panini Flawless Basketball is considered one of the premier high-end modern basketball products. Rookie Patch Autographs and Rookie Autographs from this product are among the most sought after and frequently bring record prices at auction.
•	This offering contains FOUR Kawhi Leonard Flawless Rookie Autograph cards, varying in rarity. The offering is composed of one Emerald /5, one Gold /10, one Ruby /15 and one Base Autograph /25.
•	The Emerald /5 received a grade of BGS 9.5, making it a POP 1 and the highest graded example out of 3 submissions.
•	The Gold /10, Ruby /15 and Base /25 all received grades of PSA 10, making them all POP 1s.
•	This offering not only contains all 4 cards in the “rainbow” of Kawhi Leonard Flawless Rookie Autographs but also all POP 1 highest graded examples for each parallel, making this one of, if not the rarest collections of Kawhi Leonard rookie cards.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 107

Notable Features:

•	These cards feature Leonard in his Spurs jersey mid-dribble with the ball in his left hand. Congratulatory statements on the card's backs attest to the authenticity of the signatures, and serve as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #KawhiFlawlessRainbow going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 107

Schedule XXVII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 230

Series Designation of #THEROCKBUMBLEBEEPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#THEROCKBUMBLEBEEPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 7, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #THEROCKBUMBLEBEEPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #THEROCKBUMBLEBEEPSA10 until dissolution of #THEROCKBUMBLEBEEPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #THEROCKBUMBLEBEEPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #THEROCKBUMBLEBEEPSA10 through that certain Consignment Agreement dated as of May 5, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #THEROCKBUMBLEBEEPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #THEROCKBUMBLEBEEPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.

Number of #THEROCKBUMBLEBEEPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #THEROCKBUMBLEBEEPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #THEROCKBUMBLEBEEPSA10 sold at the Initial Offering of the #THEROCKBUMBLEBEEPSA10 Interests (excluding the #THEROCKBUMBLEBEEPSA10 Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 107

Other rights	Holders of #THEROCKBUMBLEBEEPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #THEROCKBUMBLEBEEPSA10 Interests.

Officers	There shall initially be no specific officers associated with #THEROCKBUMBLEBEEPSA10, although, the Managing Member may appoint Officers of #THEROCKBUMBLEBEEPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TheRockBumbleBeePSA10

Investment Overview

•	Upon completion of the SERIES #TheRockBumbleBeePSA10 Offering, SERIES #TheRockBumbleBeePSA10 will purchase a The Rock/Dwayne Johnson 1994 Bumblebee/Miami Football Perforated PSA 10 (The “Underlying Asset” with respect to SERIES #TheRockBumbleBeePSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dwayne Johnson, also known by his ring name The Rock,is an American actor, producer, retired professional wrestler, and former American football and Canadian football player.
•	Regarded as one of the greatest professional wrestlers of all time he wrestled for the World Wrestling Federation (WWF, now WWE) for eight years prior to pursuing an acting career.
•	His films have grossed over $3.5 billion in North America and over $10.5 billion worldwide, making him one of the world's highest-grossing and highest-paid actors.
•	Johnson was a college football player at the University of Miami, with whom he won a national championship in 1991. He aspired to have a professional career in football and entered the 1995 NFL Draft, but went undrafted. He signed with the Calgary Stampeders of the Canadian Football League (CFL), but was cut from the team in his first season. Shortly after, he began training as a professional wrestler.

Asset Description

Overview and authentication:

•	Sponsored by Bumble Bee Seafoods, celebrating the 1994 University of Miami Hurricanes collegiate squad, this perforated card features future Hollywood superstar Dwayne "The Rock" Johnson.
•	Considered THE rookie card for this eventual Pro Wrestling and film superstar.
•	PWCC writes, “This card continues to rise in value and rightfully so as it features one of the most popular humans in history during his college Football playing days at University of Miami. The Rock currently has 214 Million Instagram followers and with only thirty having earned the elite assessment; it's safe to say demand far exceeds supply. Perfectly preserved in every way with the fragile perforations absent of imperfections, centering 50-50 and immaculate surfaces. A viable alternative investment piece which seems poised for growth.
•	Of the 130 submitted examples, this is one of the 30 to have received a grade of PSA 10.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 107

Notable Features:

Features an image of Dwayne “The Rock” Johnson in his Miami University football uniform in a three-point stance at the line of scrimmage.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #TheRockBumbleBeePSA10 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 107

Schedule XXVIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 231

Series Designation of #JIMMIEFOXX1938BAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JIMMIEFOXX1938BAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 7, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JIMMIEFOXX1938BAT with effect from the effective date hereof and shall continue to act as the Managing Member of #JIMMIEFOXX1938BAT until dissolution of #JIMMIEFOXX1938BAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #JIMMIEFOXX1938BAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JIMMIEFOXX1938BAT through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JIMMIEFOXX1938BAT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #JIMMIEFOXX1938BAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #JIMMIEFOXX1938BAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JIMMIEFOXX1938BAT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JIMMIEFOXX1938BAT sold at the Initial Offering of the #JIMMIEFOXX1938BAT Interests (excluding the #JIMMIEFOXX1938BAT Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 107

Other rights	Holders of #JIMMIEFOXX1938BAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JIMMIEFOXX1938BAT Interests.

Officers	There shall initially be no specific officers associated with #JIMMIEFOXX1938BAT, although, the Managing Member may appoint Officers of #JIMMIEFOXX1938BAT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JimmieFoxx1938Bat

Investment Overview

•	Upon completion of the SERIES #JimmieFoxx1938Bat Offering, SERIES #JimmieFoxx1938Bat will purchase a Jimmy Foxx 1938 Game Used Bat (The “Underlying Asset” with respect to SERIES #JimmieFoxx1938Bat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jimmie Foxx, nicknamed “Double X” and “The Beast”, played 20 seasons in Major League Baseball (MLB) for the Philadelphia Athletics, Boston Red Sox, Chicago Cubs, and Philadelphia Phillies.
•	Foxx became the second player in MLB history to hit 500 career home runs, attaining that plateau at age 32 years and 336 days.
•	For many years he held the record for the youngest major leaguer to reach 500 home runs. His three career Most Valuable Player awards are tied for second all-time.
•	Foxx was inducted into the National Baseball Hall of Fame in 1951.
•	He was a 9-time All Star, 3-time MVP, 2-time World Series Champion and won the 1933 Triple Crown.

Asset Description

Overview and authentication:

•	This offering contains a 1936-37 Game Used and Autographed bat from Jimmie Foxx, graded by PSA/DNA and given a 9.5.
•	Heritage Auctions said, “Ironclad provenance, outstanding game use and a vintage signature establish this particular Hillerich & Bradsby R43 as one of the finest to derive from the Beast's tool kit.”
•	PSA/DNA notes that they are aware of only one other signed Foxx gamer.
•	This bat sold for $75,000 on 12/13/20 via Heritage Auctions.

Notable Features:

•	Length of thirty-five inches (35") and weight of thirty-four ounces (33.7 oz.) the correct specifications for Foxx's ordering records. Handle is uncracked.

Notable Defects:

There are none.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 107

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #JimmieFoxx1938Bat going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 107

Schedule XXIX to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 232

Series Designation of #MANTLE57AUTOBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE57AUTOBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE57AUTOBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE57AUTOBAT until dissolution of #MANTLE57AUTOBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE57AUTOBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE57AUTOBAT through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE57AUTOBAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE57AUTOBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #MANTLE57AUTOBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE57AUTOBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE57AUTOBAT sold at the Initial Offering of the #MANTLE57AUTOBAT Interests (excluding the #MANTLE57AUTOBAT Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 107

Other rights	Holders of #MANTLE57AUTOBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE57AUTOBAT Interests.
Officers	There shall initially be no specific officers associated with #MANTLE57AUTOBAT, although, the Managing Member may appoint Officers of #MANTLE57AUTOBAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Mantle57AutoBat

Investment Overview

•	Upon completion of the SERIES #Mantle57AutoBat Offering, SERIES #Mantle57AutoBat will purchase a Mickey Mantle 1957 Game Used and Autographed Bat (The “Underlying Asset” with respect to SERIES #Mantle57AutoBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PSA/DNA has identified and certified this bat as having been used by Mickey Mantle during the 1957 All Star Game as well as the second half of the 1957 season, in which he won the MVP.
•	In addition to identifying the specific usages, PSA/DNA has given the bat an overall Game Used grade of 9.5 due to the bat “exhibiting outstanding use and possessing identifiable player use characteristics”.
•	During the 1957 All Star Game Mantle had 5 plate appearances, registering a walk and a single.
•	Beckett has authenticated the autograph as that of Mickey Mantle.

Notable Features:

•	35 inch length, 32.4 ounce weight, standard finish. Autographed by Mickey Mantle.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Mantle57AutoBat going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 107

Schedule XXX to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 233

Series Designation of #CLEMENTE65-68BAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTE65-68BAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTE65-68BAT with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTE65-68BAT until dissolution of #CLEMENTE65-68BAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTE65-68BAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTE65-68BAT through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTE65-68BAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTE65-68BAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #CLEMENTE65-68BAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTE65-68BAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTE65-68BAT sold at the Initial Offering of the #CLEMENTE65-68BAT Interests (excluding the #CLEMENTE65-68BAT Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 107

Other rights	Holders of #CLEMENTE65-68BAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTE65-68BAT Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTE65-68BAT, although, the Managing Member may appoint Officers of #CLEMENTE65-68BAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Clemente65-68Bat

Investment Overview

•	Upon completion of the SERIES #Clemente65-68Bat Offering, SERIES #Clemente65-68Bat will purchase a Roberto Clemente Game Used 1965-68 Bat (The “Underlying Asset” with respect to SERIES #Clemente65-68Bat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	In terms of his impact on baseball and society, Roberto Clemente’s name should be mentioned right alongside Jackie Robinson’s.
•	The first Latin-American baseball superstar, Clemente banged out exactly 3,000 career hits, making him one of just the 32 Major Leaguers to join the 3,000-hit club.
•	Clemente was so understated and humble that it’s often forgotten just how good he was: We’re talking 15 All-Star appearances, 12 Gold Gloves, a regular season MVP Award, a World Series MVP Award, and the eternal adoration of Pittsburgh Pirates fans everywhere.
•	Known by the moniker Sweetness, Clemente did more than his fair share of charitable work, most notably arranging aid for a 1972 earthquake in Nicaragua.
•	On December 31, 1972, Clemente was killed in a tragic plane crash. Due to the circumstances of his death, the Baseball Writers Association of America waived the five-year waiting period, and elected him to the Hall of Fame in 1973.

Asset Description

Overview and authentication:

•	PSA/DNA “after a thorough examination of this bat and its player use characteristics” has determined that “the bat is authentic, and was game used by Clemente during the referenced period (1965-1968)”.
•	They go on to say “the bat exhibits heavy use and possesses identifiable player use characteristics.” As such PSA/DNA assigned it a Game Used grade of 9.
•	The bat is a Hillerich & Bradsby, is uncracked and shows very slight grain swelling from repeated ball contact. There are many ball marks and ball stitch impressions visible as well as a light coat of pine tar on the handle.

Notable Features:

•	36 inch length, 35.4 ounce weight, standard finish. Clemente’s number 21 is inked on the knob.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 107

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Clemente65-68Bat going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 107

Schedule XXXI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 234

Series Designation of #SADAHARUOHBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SADAHARUOHBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SADAHARUOHBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #SADAHARUOHBAT until dissolution of #SADAHARUOHBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SADAHARUOHBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SADAHARUOHBAT through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SADAHARUOHBAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SADAHARUOHBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #SADAHARUOHBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SADAHARUOHBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SADAHARUOHBAT sold at the Initial Offering of the #SADAHARUOHBAT Interests (excluding the #SADAHARUOHBAT Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 107

Other rights	Holders of #SADAHARUOHBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SADAHARUOHBAT Interests.
Officers	There shall initially be no specific officers associated with #SADAHARUOHBAT, although, the Managing Member may appoint Officers of #SADAHARUOHBAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # SadaharuOhBat

Investment Overview #SadaharuOhBat

•	Upon completion of the SERIES #SadaharuOhBat Offering, SERIES #SadaharuOhBat will purchase a Sadaharu Oh Game Used Bat (The “Underlying Asset” with respect to SERIES #SadaharuOhBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Sadaharu Oh is a former Japanese professional baseball player considered among the greatest power hitters in the world.
•	Oh holds the world lifetime home run record, having hit 868 home runs during his professional career and was inducted into the Japanese Baseball Hall of Fame in 1994.
•	Oh played his entire professional career with the Giants and was their manager from 1984 to 1988. He also managed the Fukuoka Daiei/Fukuoka SoftBank Hawks from 1995 to 2008. He was the manager of the Japanese national team in the inaugural World Baseball Classic. The Japanese team defeated the Cuban national team for the championship.
•	He was a 15-time home run champion and was named to the All-Star team 18 times. More than just a power hitter, Oh was a five-time batting champion and won the Japanese Central League's batting triple crown twice. With Oh at first base, the Yomiuri Giants won 11 Japan Series championships. Oh was named the Central League's Most Valuable Player nine times.

Asset Description

Overview and authentication:

•	This bat was gifted to a fan by Oh during the All Star Tour of Japan in the late 1970s.
•	PSA/DNA has examined the bat, and based on the characteristics of the bat and evidence of game use, assigned it a Game Used grade of 10.
•	Additionally PSA/DNA was able to narrow the period to 1977-78 based on the 34.5 inch length, 32.5 ounce weight and Flame Burned finish that were specific to Oh’s bat orders from that period.

Notable Features:

•	The bat also contains English and Japanese signatures from Sadaharu Oh.

Notable Defects:

There are none.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 107

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #SadaharuOhBat going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 107

Schedule XXXII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 235

Series Designation of #TEDWILLIAMSTRIPLECROWNBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TEDWILLIAMSTRIPLECROWNBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TEDWILLIAMSTRIPLECROWNBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #TEDWILLIAMSTRIPLECROWNBAT until dissolution of #TEDWILLIAMSTRIPLECROWNBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TEDWILLIAMSTRIPLECROWNBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TEDWILLIAMSTRIPLECROWNBAT through that certain Consignment Agreement dated as of May 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TEDWILLIAMSTRIPLECROWNBAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TEDWILLIAMSTRIPLECROWNBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #TEDWILLIAMSTRIPLECROWNBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TEDWILLIAMSTRIPLECROWNBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

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Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TEDWILLIAMSTRIPLECROWNBAT sold at the Initial Offering of the #TEDWILLIAMSTRIPLECROWNBAT Interests (excluding the #TEDWILLIAMSTRIPLECROWNBAT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TEDWILLIAMSTRIPLECROWNBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TEDWILLIAMSTRIPLECROWNBAT Interests.
Officers	There shall initially be no specific officers associated with #TEDWILLIAMSTRIPLECROWNBAT, although, the Managing Member may appoint Officers of #TEDWILLIAMSTRIPLECROWNBAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TedWilliamsTripleCrownBat

Investment Overview

•	Upon completion of the SERIES #TedWilliamsTripleCrownBat Offering, SERIES #TedWilliamsTripleCrownBat will purchase a Ted Williams 1947 Game Used Triple Crown Bat (The “Underlying Asset” with respect to SERIES #TedWilliamsTripleCrownBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Ted Williams, Nicknamed "Teddy Ballgame", "The Kid", "The Splendid Splinter", and "The Thumper", played his entire 19-year Major League Baseball (MLB) career, primarily as a left fielder for the Boston Red Sox from 1939 to 1960
•	Universally considered one of the greatest hitters of all time, Williams was a nineteen-time All-Star, a two-time recipient of the American League (AL) Most Valuable Player Award, a six-time AL batting champion, a two-time Triple Crown winner, and was inducted into the Baseball Hall of Fame in 1966.
•	In 1991 President George H. W. Bush presented Williams with the Presidential Medal of Freedom, the highest civilian award bestowed by the United States government. He was selected for the Major League Baseball All-Time Team in 1997 and the Major League Baseball All-Century Team in 1999.

Asset Description

Overview and authentication:

•	This offering contains a Ted Williams game used bat that has been dated to the 1947 season in which he won the Triple Crown with a .343 batting average including 32 home runs and 114 RBI.

•	According to Goldin Auctions, “The bat's handle reveals some particular Williams characteristics as well. The slugger used a combination of resin and olive oil to enhance his grip and this bats' surface shows the remains of that substance...Period photographs show that Williams made contact with the ball in the area above the stamped signature, and this bat exhibits this characteristic.”

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 107

•	“A museum-worthy bat dating from one of the most memorable seasons of the game's greatest hitter. This bat comes with a full LOA from PSA/DNA who have graded the bat GU-9 and full LOA from Mears, who have graded this bat a 9.5”

Notable Features:

•	This Hillerich & Bradsby bat was used by Williams to win the Triple Crown in 1947 .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TedWilliamsTripleCrownBat going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 107

Schedule XXXIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 236

Series Designation of #BABERUTHBOWSOUTPHOTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BABERUTHBOWSOUTPHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BABERUTHBOWSOUTPHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #BABERUTHBOWSOUTPHOTO until dissolution of #BABERUTHBOWSOUTPHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BABERUTHBOWSOUTPHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BABERUTHBOWSOUTPHOTO through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BABERUTHBOWSOUTPHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BABERUTHBOWSOUTPHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #BABERUTHBOWSOUTPHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BABERUTHBOWSOUTPHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BABERUTHBOWSOUTPHOTO sold at the Initial Offering of the #BABERUTHBOWSOUTPHOTO Interests (excluding the #BABERUTHBOWSOUTPHOTO Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BABERUTHBOWSOUTPHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BABERUTHBOWSOUTPHOTO Interests.
Officers	There shall initially be no specific officers associated with #BABERUTHBOWSOUTPHOTO, although, the Managing Member may appoint Officers of #BABERUTHBOWSOUTPHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # BabeRuthBowsOutPhoto

Investment Overview #BabeRuthBowsOutPhoto

•	Upon completion of the SERIES #BabeRuthBowsOutPhoto Offering, SERIES #BabeRuthBowsOutPhoto will purchase a Babe Ruth Bows Out Vintage Photo (The “Underlying Asset” with respect to SERIES #BabeRuthBowsOutPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.
•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.
•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.
•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.
•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	Quite possibly the most famous image of the Babe, this striking photo by Nat Fein is from 1948.
•	At the time of the photo Babe Ruth had been out of the game for more than a decade and was struggling with terminal cancer, it was clear this was a final public goodbye. He passed away 2 months after the photo was taken.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 107

•	Time Magazine writes, “Nat Fein of the New York Herald Tribune was one of dozens of photographers staked out along the first-base line. But as the sound of “Auld Lang Syne” filled the stadium, Fein “got a feeling” and walked behind Ruth, where he saw the proud ballplayer leaning on a bat, his thin legs hinting at the toll the disease had wreaked on his body.”
•	“From that spot, Fein captured the almost mythic role that athletes play in our lives—even at their weakest, they loom large.”
•	Nat Fein won the Pulitzer Prize for the image, the first one awarded to a sports photographer.

Notable Features:

•	The photo has been authenticated and enclosed in a protective holder by PSA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #BabeRuthBowsOutPhoto going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 107

Schedule XXXIV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 237

Series Designation of #LUKATIGER9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKATIGER9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKATIGER9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKATIGER9.5 until dissolution of #LUKATIGER9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKATIGER9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKATIGER9.5 through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKATIGER9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKATIGER9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #LUKATIGER9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKATIGER9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKATIGER9.5 sold at the Initial Offering of the #LUKATIGER9.5 Interests (excluding the #LUKATIGER9.5 Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 107

Other rights	Holders of #LUKATIGER9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKATIGER9.5 Interests.
Officers	There shall initially be no specific officers associated with #LUKATIGER9.5, although, the Managing Member may appoint Officers of #LUKATIGER9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LukaTiger9.5

Investment Overview

•	Upon completion of the SERIES #LukaTiger9.5 Offering, SERIES #LukaTiger9.5 will purchase a Luka Doncic 2018 Panini Prizm Tiger Stripe BGS 9.5 (The “Underlying Asset” with respect to SERIES #LukaTiger9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

● Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.   ● In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.   ● Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.   ● San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.   ● Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 107

Asset Description

Overview and authentication:

●	PWCC writes, “the all too important and highly prized Tiger Stripe rookie card of one of the NBA's most exciting young brands. In the realm of modern day investment pieces, the short print Tiger Stripe parallel holds a special lure among investors with its unique design and limited print run; stated to be around fifty.”
●	This condition sensitive short print seems poised to only increase in value as Luka continues his dominance. Comes highly recommended by PWCC.”
●	Graded 9.5 by BGS, this is one of 13 to have received that grade out of 41 total submissions with none graded higher.
●	With THREE 9.5 subgrades and a 10 centering grade, this card is considered a “True Gem Plus”.
●	Only TWO of the 13 9.5s qualify as “True Gem Plus”, with this card being the only one with a perfect 10 centering subgrade.

Notable Features:

•	This insert is a “super short print” of only 50 copies, not numbered on card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LukaTiger9.5 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 107

Schedule XXXV to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 238

Series Designation of #GIANNISGOLDPRIZMPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISGOLDPRIZMPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISGOLDPRIZMPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISGOLDPRIZMPSA9 until dissolution of #GIANNISGOLDPRIZMPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNISGOLDPRIZMPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISGOLDPRIZMPSA9 through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISGOLDPRIZMPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISGOLDPRIZMPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $500,000.
Number of #GIANNISGOLDPRIZMPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISGOLDPRIZMPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 107

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISGOLDPRIZMPSA9 sold at the Initial Offering of the #GIANNISGOLDPRIZMPSA9 Interests (excluding the #GIANNISGOLDPRIZMPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GIANNISGOLDPRIZMPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISGOLDPRIZMPSA9 Interests.
Officers	There shall initially be no specific officers associated with #GIANNISGOLDPRIZMPSA9, although, the Managing Member may appoint Officers of #GIANNISGOLDPRIZMPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #GiannisGoldPrizmPSA9

Investment Overview

•	Upon completion of the SERIES #GiannisGoldPrizmPSA9 Offering, SERIES #GiannisGoldPrizmPSA9 will purchase a Giannis Antetokounmpo 2013 Panini Prizm Gold Refractor PSA 9 (The “Underlying Asset” with respect to SERIES #GiannisGoldPrizmPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.
●	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017
●	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020
●	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 107

Asset Description

Overview and authentication:

●	This card features Giannis holding the ball at his waist set against a reflective gold background.
●	This Giannis Gold Prizm has received a grade of 9 from PSA, one of 3 to receive that grade out of 5 total submissions, with 2 graded higher.
●	Gold refractor prizm cards are quickly becoming some of the most fanatically sought-after cards in the hobby, with a Luka Doncic Gold Prizm recently selling for over $800,000 and a BGS 9.5 copy of a Giannis Gold Prizm recently selling for over $500,000 in April of 2021.

Notable Features:

●	This card is serial numbered out of 10.

Notable Defects:

 There are none.

 Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #GiannisGoldPrizmPSA9 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 107

Schedule XXXVI to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 239

Series Designation of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANMAGICLEBRONTRIPLEAUTOJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY until dissolution of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANMAGICLEBRONTRIPLEAUTOJERSEY through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANMAGICLEBRONTRIPLEAUTOJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 100 of 107

Number of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANMAGICLEBRONTRIPLEAUTOJERSEY sold at the Initial Offering of the #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests (excluding the #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY Interests.
Officers	There shall initially be no specific officers associated with #JORDANMAGICLEBRONTRIPLEAUTOJERSEY, although, the Managing Member may appoint Officers of #JORDANMAGICLEBRONTRIPLEAUTOJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # JordanMagicLeBronTripleAutoJersey

Investment Overview #JordanMagicLeBronTripleAutoJersey

•	Upon completion of the SERIES #JordanMagicLeBronTripleAutoJersey Offering, SERIES #JordanMagicLeBronTripleAutoJersey will purchase a Michael Jordan, Magic Johnson & LeBron James 2007-08 Exquisite Collection Triple Autograph Jerseys BGS 9 (The “Underlying Asset” with respect to SERIES #JordanMagicLeBronTripleAutoJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	When it comes to the NBA GOAT discussion, Michael Jordan and LeBron James are always in the thick of it, and justifiably so.
•	Jordan truthers will give M.J. the nod, noting his 6-0 record in the NBA Finals. James believers will counter with The King’s longevity and consistency.
•	Everybody can agree, however, that Jordan and James are two of the most talented, culturally-relevant athletes in professional sports history, for their work both on and off the court
•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.
•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 101 of 107

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 3, this card is exceedingly rare.
•	Graded 9 by BGS, this card is one of 2 to receive a BGS 9 grade with no cards graded higher.
•	This card most recently sold for $93,500 via Goldin Auctions on 3/7/21.
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs from Michael Jordan, LeBron James and Magic Johnson as well as a stamp out of 3 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #JordanMagicLeBronTripleAutoJersey going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 102 of 107

ScheduleXXXVII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 240

Series Designation of #UNITASPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#UNITASPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #UNITASPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #UNITASPSA8 until dissolution of #UNITASPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #UNITASPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #UNITASPSA8 through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #UNITASPSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #UNITASPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 103 of 107

Number of #UNITASPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #UNITASPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #UNITASPSA8 sold at the Initial Offering of the #UNITASPSA8 Interests (excluding the #UNITASPSA8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #UNITASPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #UNITASPSA8 Interests.
Officers	There shall initially be no specific officers associated with #UNITASPSA8, although, the Managing Member may appoint Officers of #UNITASPSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # UnitasPSA8

Investment Overview #UnitasPSA8

•	Upon completion of the SERIES #UnitasPSA8 Offering, SERIES #UnitasPSA8 will purchase a John Unitas 1957 Topps PSA 8 (The “Underlying Asset” with respect to SERIES #UnitasPSA8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Johnny Unitas, nicknamed “Johnny U” and “The Golden Arm”, played in the National Football League (NFL) for 18 seasons, primarily with the Baltimore Colts.
•	Unitas set many NFL records and was named Most Valuable Player three times in 1959, 1964, and 1967, in addition to receiving 10 Pro Bowl and five first-team All-Pro honors. He was inducted into the Pro Football Hall of Fame in 1979.
•	He helped lead the Colts to four championship titles; three pre-merger era in 1958, 1959, 1968, and one Super Bowl era in Super Bowl V. His first championship victory is regarded as one of the league's greatest games and credited with helping popularize the NFL.
•	Between 1956 and 1960, he set the record for most consecutive games with a touchdown pass at 47, which held for 52 years until it was broken in 2012 by Drew Brees.

Asset Description

Overview and authentication:

•	This is the only recognized rookie card of the legendary quarterback and one of the keys to the 1957 Topps set.
•	Graded PSA 8, this is one of 189 to receive that grade out of 3,248 total submissions with only 8 receiving a higher grade.
•	The most recent sale of this card in a PSA 8 grade was for $21,101 on 4/23/21, up from $15,000 and $14,500 in the beginning of the month.
•	One of the more visually appealing vintage football cards, this card features two images of Unitas (a smiling portrait and a posed action shot) set against two bright orange and green background panels.

Notable Features:

•	This card features a portrait of Johnny Unitas as well as a posed throwing image set against two colored backgrounds.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #UnitasPSA8 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 104 of 107

Schedule XXXVIII to Eleventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 241

Series Designation of #UNITASPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#UNITASPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	May 7, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #UNITASPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #UNITASPSA8 until dissolution of #UNITASPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #UNITASPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #UNITASPSA8 through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #UNITASPSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #UNITASPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,000,000.
Number of #UNITASPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #UNITASPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #UNITASPSA8 sold at the Initial Offering of the #UNITASPSA8 Interests (excluding the #UNITASPSA8 Interests acquired by any Person other than Investor Members).

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 105 of 107

Other rights	Holders of #UNITASPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #UNITASPSA8 Interests.
Officers	There shall initially be no specific officers associated with #UNITASPSA8, although, the Managing Member may appoint Officers of #UNITASPSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # MahomesNT1of1

Investment Overview #MahomesNT1of1

•	Upon completion of the SERIES #MahomesNT1of1 Offering, SERIES #MahomesNT1of1 will purchase a Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autograph Laundry Tag 1/1 PSA Authentic/10 Autograph (The “Underlying Asset” with respect to SERIES #MahomesNT1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.
•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.
•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.
•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 106 of 107

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”.
•	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II Laundry Tag Variation. This variation is a true 1 of 1 and stamped as such on the card.
•	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.
•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.
•	A Patrick Mahomes National Treasures RPA numbered to 5 recently sold for $840,000 via Goldin Auctions, this offering is a true 1 of 1.

Notable Features:

•	The card is a numbered 1 of 1 and contains a Laundry Tag Brand Logo patch and a bold blue autograph across the front.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesNT1of1 going forward.

Schedules to Eleventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 107 of 107